================================================================================

                                  EXHIBIT 10.21

                           SECOND AMENDED AND RESTATED

                                 LOAN AGREEMENT

                                     between

                          SEATTLE-FIRST NATIONAL BANK,
                                                as Lender,

                                       and

                             CRYSTAL MOUNTAIN, INC.,
                                                as Borrower.


                  Dated as of the 14th day of September, 1995.


================================================================================

                                TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----
ARTICLE I          DEFINITIONS..................................................    1
         Section 1.1  Certain Defined Terms.....................................    1
         Section 1.2  Accounting Terms..........................................    7

ARTICLE II         THE LOANS....................................................    7
         Section 2.1  The Loans.................................................    7
         Section 2.2  Manner of Initial Borrowing...............................    7
         Section 2.3  Repayment of Principal....................................    8
         Section 2.4  Revolving Feature of Loans................................    9
         Section 2.5  Interest..................................................    9

ARTICLE III        GENERAL PROVISIONS...........................................   13
         Section 3.1  Promissory Notes..........................................   13
         Section 3.2  Prepayment................................................   13
         Section 3.3  Manner of Payments........................................   13

ARTICLE IV         CONDITIONS OF LENDING........................................   14
         Section 4.1  Conditions to Initial Loan................................   14
         Section 4.2  Conditions to All Loans...................................   15

ARTICLE V          REPRESENTATIONS AND WARRANTIES...............................   16
         Section 5.1  Corporate Existence and Power.............................   16
         Section 5.2  Corporate Authorization...................................   16
         Section 5.3  Government Approvals, Etc.................................   16
         Section 5.4  Binding Obligations, Etc..................................   16
         Section 5.5  Litigation................................................   16
         Section 5.6  Financial Condition.......................................   17
         Section 5.7  Title and Liens...........................................   17
         Section 5.8  Taxes.....................................................   17
         Section 5.9  Federal Reserve Regulations...............................   18
         Section 5.10 ERISA.....................................................   18
         Section 5.11 Permit Status.............................................   18
         Section 5.12 Representations as a Whole................................   18

ARTICLE VI         AFFIRMATIVE COVENANTS........................................   18
         Section 6.1  Use of Proceeds...........................................   18
         Section 6.2  Preservation of Corporate Existence, Etc..................   18
         Section 6.3  Visitation Rights.........................................   19
         Section 6.4  Keeping of Books and Records..............................   19
         Section 6.5  Compliance With Laws; Maintenance of
                      Permits...................................................   19

         Section 6.6  Other Obligations.........................................   19
         Section 6.7  Financial Information.....................................   19
         Section 6.8  Notification..............................................   20
         Section 6.9  Additional Payments; Additional Acts......................   20
         Section 6.10 Tangible Net Worth........................................   21

ARTICLE VII        NEGATIVE COVENANTS...........................................   21
         Section 7.1  Dividends, Purchase of Stock, Etc.........................   21
         Section 7.2  Liquidation, Merger, Sale of Assets.......................   22
         Section 7.3  Indebtedness..............................................   22
         Section 7.4  Guaranties, Etc...........................................   22
         Section 7.5  Investments...............................................   22
         Section 7.6  Liens.....................................................   23
         Section 7.7  Capital Expenditures......................................   23
         Section 7.8  Operations................................................   23

ARTICLE VIII       EVENTS OF DEFAULT............................................   23
         Section 8.1  Events of Default.........................................   23
         Section 8.2  Consequences of Default...................................   26

ARTICLE IX         MISCELLANEOUS................................................   26
         Section 9.1  No Waiver; Remedies Cumulative............................   26
         Section 9.2  Governing Law.............................................   27
         Section 9.3  Mandatory Arbitration.....................................   27
         Section 9.4  Notices...................................................   28
         Section 9.5  Assignment................................................   28
         Section 9.6  Severability..............................................   28
         Section 9.7  Conditions Not Fulfilled..................................   28
         Section 9.8  Entire Agreement; Amendment...............................   28
         Section 9.9  Release of Collateral.....................................   28
         Section 9.10 Construction..............................................   29
         Section 9.11 Counterparts..............................................   29

Exhibits:
--------
EXHIBIT A    -     NOTE
EXHIBIT B    -     AMENDMENT NUMBER TWO TO DEED OF TRUST,
                   SECURITY AGREEMENT AND ASSIGNMENT OF
                   PERMITS AND CONTRACT RIGHTS, LEASES AND RENTS
EXHIBIT C    -     AMENDMENT NUMBER TWO TO SECURITY AGREEMENT
EXHIBIT D    -     AMENDMENT NUMBER TWO TO ASSIGNMENT IN TRUST
                   OF SPECIAL USE PERMIT
EXHIBIT E    -     AMENDMENT NUMBER TWO TO ASSIGNMENT IN TRUST
                   OF TERM SPECIAL USE PERMIT
EXHIBIT F    -     LEGAL OPINION
EXHIBIT G    -     INTEREST RATE NOTICE

Schedules:
---------
SCHEDULE 1         REINVESTMENT ALLOWANCE

SCHEDULE 2         MAXIMUM LOAN BALANCE AS IT RELATES TO SKIP PAYMENTS
SCHEDULE 3         PREPAYMENT FEES FOR LIBOR LOANS

SCHEDULE 4         PERMITTED LIENS

                           SECOND AMENDED AND RESTATED
                                 LOAN AGREEMENT

         THIS SECOND AMENDED AND RESTATED LOAN AGREEMENT ("Agreement") is made as of 14th day of September, 1995, between SEATTLE-FIRST NATIONAL BANK, as Lender, and CRYSTAL MOUNTAIN, INC., as Borrower.

                                    RECITALS

         WHEREAS, Lender and Borrower entered into a First Amended and Restated Loan Agreement dated as of October 5, 1990 (the "Prior Loan Agreement"), pursuant to which Lender agreed to make certain revolving credit and term loans to Borrower; and

         WHEREAS, Lender and Borrower now desire to amend and restate the Prior Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, Lender and Borrower agree to amend and restate the terms and conditions of the Prior Loan Agreement as follows:

                                        I

                                   DEFINITIONS

         I.1 Certain Defined Terms. As used in this Agreement, the following terms have the following meanings, which apply to both the singular and plural forms of the terms defined:

             "Additional Loan Documents" means this Agreement, the Note, Amendment Number Two to Deed of Trust, Amendment Number Two to Security Agreement, Amendment Number Two to Assignment in Trust of Special Use Permit, and Amendment Number Two to Assignment in Trust of Term Special Use Permit.

             "Adjusted LIBOR Rate" shall mean, with respect to any LIBOR Loan for any Applicable Interest Period, an interest rate per annum equal to the LIBOR Margin plus a fraction whose numerator is the applicable LIBOR Rate and whose denominator is 1 minus the sum stated as a decimal of any basic, supplemental, marginal, emergency or other reserve, if any, required to be maintained against "Eurocurrency liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System.

             "Amendment Number Two to Assignment in Trust of Special Use Permit" means that certain Amendment Number Two to Assignment in Trust of Special Use Permit, in substantially the form of Exhibit D hereto, dated as of the date of this Agreement, executed by Borrower and the U.S. Forest Service, amending the Assignment in Trust of Special Use Permit, together with the Consent to Assignment in Trust executed by the U.S. Forest Service in connection with such amendment.

             "Amendment Number Two to Assignment in Trust of Term Special Use Permit" means that certain Amendment Number One to Assignment in Trust of Special Use Permit, in substantially the form of Exhibit E hereto, dated as of the date of this Agreement, executed by Borrower amending the Assignment in Trust of Term Special Use Permit, together with the Consent to Assignment in Trust executed by the U.S. Forest Service in connection with such amendment.

             "Amendment Number Two to Deed of Trust" means that certain Amendment Number Two to Deed of Trust, Security Agreement and Assignment of Permits and Contracts Rights, Leases and Rents, in substantially the form of Exhibit B hereto, dated as of the date of this Agreement, executed by Borrower, as grantor, in favor of Lender, as beneficiary, amending the Deed of Trust.

             "Amendment Number Two to Security Agreement" means that certain Amendment Number Two to Security Agreement, in substantially the form of Exhibit C hereto, dated as of the date of this Agreement, executed by Borrower, as debtor, in favor of Lender, as secured party, amending the Security Agreement.

             "Applicable Interest Period" means, with respect to any Loan, the period commencing on the date such Loan was made or continued pursuant to
Section 2.5(b) and ending:

                  (a) One, two, three or six months thereafter in the case of a LIBOR Loan as specified in the Interest Rate Notice given by Borrower in respect of such Loan;

                  (b) at maturity in the case of a Prime Rate Loan;

provided, however, that no Applicable Interest Period for any Loan may end later than the expiration of the Commitment Period.

             "Applicable Interest Rate" means, for each Loan (or portion of a Loan), the Adjusted LIBOR Rate or the Prime Rate, as designated by Borrower and specified in the Interest Rate Notice given with respect to that Loan (or portion of that Loan) or as otherwise determined pursuant to Section 2.5(b).

             "Assignment in Trust of Special Use Permit" means that certain Assignment in Trust dated as of June 10, 1988 executed by Borrower assigning to Lender the Special Use Permit, together with the Consent to Assignment in Trust executed in connection therewith by the U.S. Forest Service, as such amendment and consent may be amended from time to time including, without limitation, as amended by that certain Amendment Number One to Assignment in Trust of Special Use Permit dated as of October 5, 1990 and by that certain Amendment Number Two to Assignment in Trust of Special Use Permit.

             "Assignment in Trust of Term Special Use Permit" means that certain Assignment in Trust dated as of June 10, 1988 executed by Borrower assigning to Lender the Term Special Use Permit, together with the Consent to Assignment in Trust executed in connection therewith by the U.S. Forest Service, as such assignment and consent may have been or may be amended from time to time including, without limitation, as amended by that certain Amendment Number One to Assignment in Trust of Term Special Use Permit dated as of October 5, 1990 and by that certain Amendment Number Two to Assignment in Trust of Term Special Use Permit.

             "Assignments in Trust" means the Assignment in Trust of Special Use Permit and the Assignment in Trust of Term Special Use Permit.

             "Borrower" means Crystal Mountain, Inc., a Washington corporation, and any Successor.

             "Business Day" means a day, other than a Saturday or a Sunday, on which banks are open for business in Seattle, Washington.

             "Cash Flow" for any fiscal year shall be, for such fiscal year, Borrower's consolidated after-federal tax Net Cash Income for such year as determined pursuant to the Robert Morris Associates Cash Flow Analysis less the sum of (a) $250,000 and (b) the reinvestment allowance for such year set out in
Schedule 1 and (c) required payments during such year on existing long term debt identified on Schedule 4.

             "Collateral" means all real and personal property of Borrower, now or hereafter acquired, except that which has been released from the lien of the Security Documents pursuant to Section 9.9.

             "Deed of Trust" shall mean that certain Deed of Trust, Security Agreement and Assignment of Permits and Contract Rights, Leases and Rents dated as of the 15th day of June, 1988, executed by Borrower, as grantor, in favor of Lender, as beneficiary, as amended from time to time including, without limitation, as amended by that certain Amendment Number One to Deed of Trust, Security Agreement and Assignment of Permits and Contract Rights, Leases and Rents dated as of October 5, 1990, and by that certain Amendment Number Two to Deed of Trust, Security Agreement and Assignment of Permits and Contract Rights, Leases and Rents.

             "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

             "Event of Default" has the meaning defined in Section 8.1.

             "Government Approval" means an approval, permit, license, authorization, certificate, or consent of any Governmental Authority.

             "Governmental Authority" means the government of the United States or any State or any political subdivision of any thereof or any branch, department, agency, instrumentality, court, tribunal or regulatory authority which constitutes a part or exercises any sovereign power of any of the foregoing.

             "Indebtedness" means for any person (a) all items of indebtedness or liability (except capital, surplus, deferred credits and reserves, as such) which would be included in determining total liabilities as shown on the liability side of a balance sheet as of the date as of which indebtedness is determined, (b) indebtedness secured by any Lien, whether or not such indebtedness shall have been assumed, (c) any other indebtedness or liability for borrowed money or for the deferred purchase price of property or services for which such person is directly or contingently liable as obligor, guarantor, or otherwise, or in respect of which such person otherwise assures a creditor against loss, and (d) any other obligations of such person under leases which shall have been or should be recorded as capital leases.

             "Lender" means Seattle-First National Bank, a national banking association, and any Successor.

             "LIBOR Business Day" means any Business Day when the London Interbank Market is open for business.

             "LIBOR Loan" means any Loan or portion thereof bearing interest at the Adjusted LIBOR Rate.

             "LIBOR Margin" means a per annum interest rate equal to 2.5% above the LIBOR Rate effective as of the date of election to convert to a LIBOR Loan, and, if default shall occur in the payment when due of any such installment, from the maturity of that installment until it is paid in full at a per annum rate equal to 4% above such LIBOR Rate.

             "LIBOR Rate" shall mean, with respect to any LIBOR Loan for any Applicable Interest Period, an interest rate per annum equal to the offered rate for deposits in U.S. Dollars for the Applicable Interest Period commencing on the first day of such Applicable Interest Period (the "Reset Date") which appears on the display designated as the "LIBO" page in the Reuter Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks) as of 11:00 a.m., London time, on the day that is two Business Days preceding the Reset Date. If at least two such offered rates appear on such Reuter's screen LIBO page, the LIBOR Rate in respect of that Reset Date will be the arithmetic mean of such offered rates. In the event such Reuters screen LIBO page is not published, the LIBOR Rate shall be determined from an alternate, generally-recognized source mutually agreeable to Lender and Borrower, and, in the absence of such agreement, Borrower shall not have an option to select the Adjusted LIBOR Rate.

             "Lien" means, for any person, any security interest, pledge, mortgage, charge, assignment, hypothecation, encumbrance, attachment, garnishment, execution or other voluntary or involuntary lien upon or affecting the revenues of such person or any real or personal property in which such person has or hereafter acquires any interest, except (a) liens for taxes which are not delinquent or which remain payable without penalty or the validity or amount of which is being contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof; (b) liens imposed by law (such as mechanics' liens) incurred in good faith in the ordinary course of business which are not delinquent or which remain payable without penalty or the validity or amount of which is being contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof; and (c) deposits or pledges under workmen's compensation, unemployment insurance, social security or other similar laws or made to secure the performance of bids, tenders, contracts (except for repayment of borrowed money), or leases, or to secure statutory obligations or surety or appeal bonds or to secure indemnity, performance or other similar bonds given in the ordinary course of business.

             "Loan" means a loan by Lender to Borrower pursuant to Article II.

             "Loan Commitment" has the meaning defined in Section 2.1.

             "Loan Commitment Period" has the meaning defined in Section 2.1.

             "Loan Documents" means this Agreement, the Note, and the Security Documents.

             "Note" has the meaning defined in Section 3.1.

             "Permits" means all now existing or hereafter issued permits (including, without limitation, the Special Use Permit and the Term Special Use Permit) issued by the U.S. Forest Service to Borrower providing for the use of the lands of the Crystal Mountain Winter Sports Area, as such permits have been amended, renewed, extended and modified to the date hereof and any future permits issued in replacement, extension or renewal of the existing permits.

             "Prime Rate" means on any day the publicly announced prime rate charged on that day by Lender at its principal office.

             "Security Agreement" means that certain Security Agreement dated as of June 15, 1988, executed by Borrower in favor of Lender covering all personal property of the Borrower, as such agreement may be amended from time to time including, without limitation, as amended by that certain Amendment Number One to Security Agreement dated as of October 5, 1990, by that certain by Amendment Number Two to Security Agreement.

             "Security Documents" shall include all of those documents pursuant to which Lender obtains or perfects a security interest or lien on the Collateral. Such documents shall include, with limitation, the following documents: (a) the Deed of Trust; (b) the Assignments in Trust; and (c) the Security Agreement.

             "Skier Days" is a basic measure in the ski industry of skier visitations. Any type of single day skiing ticket issued, regardless of the revenue received, counts as one skier day. For purposes of allocating skier days to season pass holders, season pass usage is estimated according to industry standard formulas.

             "Special Use Permit" means that certain Special Use Permit No. 8509120389 issued to Borrower on April 9, 1962 by the White River Ranger District, Snoqualmie National Forest, State of Washington, acting through the U.S. Forest Service, as such permit may be amended, extended or renewed from time to time.

             "Successor" means, for any corporation or banking association, any successor by merger or by consolidation, or by acquisition of substantially all of the assets of the predecessor.

             "Tangible Net Worth" has the meaning defined in Section 6.10.

             "Tax" means, for any person, any tax, assessment, duty, levy, impost or other charge imposed by any Governmental Authority on such person or on any property, revenue, income, or franchise of such person and any interest or penalty with respect to any of the foregoing.

             "Term Special Use Permit" means that certain Term Special Use Permit No. 8509120390 issued to Borrower on April 6, 1962 by the White River Ranger District, Snoqualmie National Forest, State of Washington, acting for the U.S. Forest Service, as such permit may be amended, extended or renewed from time to time.

             "Termination Date" has the meaning defined in Section 2.3(c).

             "U.S. Forest Service" means United States Department of Agriculture acting by and through the United States Forest Service.

         I.2 Accounting Terms. Except as otherwise provided herein, accounting terms not specifically defined shall be construed, and all accounting procedures shall be performed, in accordance with generally accepted United States accounting principles consistently applied.

                                       II

                                    THE LOANS

         II.1 The Loans. Lender agrees on the terms and conditions of this Agreement to make loans (the "Loans") to Borrower from time to time on Business Days during the period beginning on the date of execution of the Loan Agreement dated as of June 15, 1988 between Borrower and Lender and ending on December 31, 1995 (the "Loan Commitment Period") in the aggregate principal sum of $7,000,000 (the "Loan Commitment"). The Loans shall continue to be secured by a lien on the Collateral created by the Security Documents.

         II.2. Manner of Initial Borrowing. Except as provided in Section 2.4 with respect to the revolving feature of the Loans, Loan disbursements will be made only during the Loan Commitment Period and only in payment of expenses incurred by Borrower for the authorized purposes described in Section 6.1. As disbursements are required by Borrower for the foregoing purposes, Borrower shall give Lender at least 2 Business Days prior written notice specifying the requested date of each borrowing and the amount thereof. Such notice shall, further, specify the expected application of the Loan proceeds and shall be accompanied by such invoices or other proof of costs and such proof of project completion and compliance with project budgets as Lender shall reasonably require. Each notice shall be irrevocable and shall constitute a representation and warranty by Borrower that as of the date of the notice the statements set forth in Article V hereof are true and correct and that no Event of Default or event which, with notice or lapse of time or both, would constitute an Event of Default has occurred and is continuing.

         II.3 Repayment of Principal.

             (a) Mandatory Installment Payments. Except as provided in subparagraph (b) below, on May 31, 1996 and on each May 31st thereafter through the May 31st next preceding the Termination Date, (each such May 31st is hereinafter called a "Payment Date") Borrower shall pay to Lender an installment of the principal amount of the Loans in an amount equal to the lesser of (1) the then-outstanding principal balance of the Loans or (2) $250,000 plus (if positive) 50% of the estimated Cash Flow for the fiscal year ending on the next succeeding September 30th; provided, however, that in no event shall the installment payment required pursuant to this Section 2.3(a) be more than $750,000. On the December 31st following each Payment Date, the payments will be adjusted either upward or downward, as necessary, to equal the amount that would have been payable on such Payment Date based upon the actual Cash Flow for the fiscal year ending on the September 30th immediately following the Payment Date. Any such adjustments shall, as appropriate, either be added to or subtracted from the then-outstanding principal balance of the Loans.

             (b) Skipped Payments. In the event that, due to conditions beyond the control of Borrower, Skier Days during the 1995-96 ski season are less than 295,000, Borrower may, in the discretion of Lender (which will not be unreasonably withheld), skip the mandatory principal payment described in subparagraph (a) above on the Payment Date next succeeding such ski season. At Lender's option, on the Payment Date next following ski seasons after the 1995-96 ski season, Borrower may skip the mandatory payment required by subparagraph (a) if (i) due to conditions beyond the control of Borrower, during the immediately preceding ski season Borrower experienced Skier Days of less than 295,000 and (ii) on such Payment Date the outstanding principal balance of the Loans will be below the amount set out in Schedule 2 for such Payment Date. Notwithstanding anything in this Section to the contrary, Borrower shall not be entitled to skip two consecutive Payment Dates.

             (c) Termination Date. Regardless of any other provision in this Agreement to the contrary, the entire then-outstanding principal balance of the Loans shall be due and payable on May 31, 2002, unless, pursuant to subparagraph
(b) above, Skier Days during the 2001-2002 ski season permit Borrower to skip the payment due on May 31, 2002, in which event the entire then-outstanding principal balance shall be due and payable on May 31, 2003. (The date the final installment of principal is due pursuant to this subparagraph (c) is called the "Termination Date.")

         II.4 Revolving Feature of Loans. At any time, Lender will permit the outstanding principal balance of the Loans to revolve as provided hereinafter. If Borrower requests Lender to implement the sweep feature, cash generated from Borrower's operations and deposited in Borrower's demand deposit account maintained with Lender will be swept by Lender on a twice weekly basis of all amounts in excess of $100,000 and such swept amounts shall be applied to the then-outstanding principal balance of the Loans. As required under Section 2.3(a), the Borrower agrees to make principal payments on the Loans. Any such payment will represent a reduction in the Loan Commitment amount, which limits the amount available under the Loans for the next succeeding twelve months. Borrower further agrees that for 60 consecutive days each twelve-month payment period (June 1 - May 31 annually) they will keep the principal balance of the Loans $2,300,000 below the Loan Commitment for the same payment period. The failure of the Borrower to repay the Loans to the extent necessary to cause such 60-day repayment provision to occur shall constitute an Event of Default under
Section 8.1(a) hereof.

         II.5 Interest. Interest

             (a) Floating Rate. Unless Borrower shall have elected pursuant to subparagraph (b) below to fix the interest rate, Borrower shall pay interest on the unpaid principal amount of each installment of the Loans until same shall be due and payable at a per annum rate equal to 0.5% above the Prime Rate (changing as the Prime Rate changes) and, if default shall occur in the payment when due of any such installment, from the maturity of that installment until it is paid in full at a per annum rate equal to 4% above the Prime Rate (changing as the Prime Rate changes). Accrued but unpaid interest on Loans, including Prime Rate Loans and LIBOR Loans, shall be paid on the first day of each fiscal quarter and on any prepayment of the Loans. Notwithstanding the foregoing, accrued interest on any Loan shall be payable on demand after the occurrence of an Event of Default.

             (b) LIBOR Loans.

                 (i) The Borrower may, on at least three LIBOR Business Days', prior notice, elect to have interest accrue on any Loan or any portion thereof at the Adjusted LIBOR Rate for an Applicable Interest Period. Such notice (herein, an "Interest Rate Notice") shall be given in writing or orally and promptly confirmed in writing and shall be deemed delivered when communicated to Lender (in the case of an oral notice) by any one of the following individuals: the acting or current Chairman, President, or Manager of Finance and Accounting, or when received by Lender (in the case of written notice) except that an Interest Rate Notice communicated to or received by Lender after 10:00 a.m., Tacoma time, on any Business Day, shall be deemed to have been delivered or received on the next Business Day. Each written Interest Rate Notice and each confirmation of an oral Notice shall be in substantially the form of Exhibit G hereto; provided, however, that Lender may rely on any oral Interest Rate Notice even if Lender does not receive a written confirmation. Any such Interest Rate Notice shall be irrevocable and shall constitute a representation and warranty by Borrower that as of the date of such Interest Rate Notice, the statements set forth in Article V are true and correct in all material respects (subject to any waivers of the terms thereof then in effect in accordance with the terms of this Agreement) and that no Default or Event of Default has occurred and is continuing.

                 (ii) The ability of Borrower to select the Adjusted LIBOR Rate shall be subject to the following conditions: (i) the aggregate of all Loans to accrue interest at the Adjusted LIBOR for any Applicable Interest Period shall be in an amount of not less than $250,000 and an integral multiple of $100,000;
(ii) the Lender shall not have given notice pursuant to Section 2.5(c) that the Adjusted LIBOR Rate selected by Borrower is not available; (iii) Borrower shall not at any time have more than a total of 12 Applicable Interest Periods relating to LIBOR loans outstanding; and (iv) no Default or Event of Default shall have occurred and be continuing.

                 (iii) In the absence of an effective request for the application of the Adjusted LIBOR Rate, the Loans or remaining portions thereof shall accrue interest at the Adjusted Prime Rate.

                 (iv) The fee for such conversion privilege shall be $2,500, which fee is payable at the time the election is made.

                 (v) If Borrower delivers an Interest Rate Notice and Borrower thereafter declines to take such Adjusted LIBOR Rate or a condition precedent to the making of such Loan is not satisfied or waived, Borrower shall indemnify the Lender for all losses and any costs which Lender may sustain as a consequence thereof including, without limitation, the costs of reemployment of funds at rates lower than the cost to Lender of such funds. A certificate of the Lender setting forth the amount due to it pursuant to this Section 2.5(b)(v) and the basis for, and the calculation of, such amount shall be binding evidence of the amount due to it hereunder, absent a showing by Borrower of manifest or demonstrable error. Payment of the amount owed shall be due within ten days after Borrower's receipt of such certificate.

             (c) Unavailable Adjusted LIBOR Rate. If, for any reason, Lender determines that a fair and adequate means does not exist for establishing the Adjusted LIBOR Rate or that the making or continuation of any LIBOR Loan by Lender has become unlawful, then Lender may give notice of that fact to Borrower and such determination shall become conclusive and binding absent a showing by Borrower of manifest or demonstrable error. After such notice has been given and until Lender notifies Borrower that the circumstances giving rise to such notice no longer exist, such rate shall no longer be available. Any subsequent request by Borrower to have interest accrue at such rate shall be deemed to be a request for interest to accrue at the Adjusted Prime Rate. If Lender shall thereafter determine to permit borrowing at the Adjusted LIBOR Rate, Lender shall notify Borrower in writing of that fact, and Borrower shall then once again become entitled to request that such rate apply to the Loans in accordance with Section 2.5(b) hereof.

             (d) Compensation for Increased Costs. In the event that after the date hereof any change occurs in any applicable law, regulation, treaty or directive or interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof, or any condition is imposed by any Governmental Authority after the date hereof or any change occurs in any condition imposed by any Governmental Authority on or prior to the date hereof which:

                 (i) subjects Lender to any Tax (other than any Tax measured by Lender's net income or gross revenues), or changes the basis of taxation of any payments to Lender on account of principal of or interest on any LIBOR Loan, the Note

(to the extent the Note evidences a LIBOR Loan) or fees in respect of Lender's obligation to make LIBOR Loans or other amounts payable with respect to such LIBOR Loans; or

                 (ii) imposes, modifies or determines applicable any reserve, deposit or similar requirements against any assets held by, deposits with or for the account of, or loans or commitments by, any office of Lender in connection with the LIBOR Loans to the extent the amount of which is in excess of, or was not applicable at the time of computation of, the amounts provided for in the definition of LIBOR Rate; or

                 (iii) affects the amount of capital required to be maintained by banks generally or corporations controlling banks and Lender determines the amount by which Lender or any corporation controlling Lender is required to maintain or increase its capital is increased by, or based upon, the existence of this Agreement or of Lender's Loans or Commitment hereunder;

                 (iv) imposes upon Lender any other condition with respect to LIBOR Loans or its obligation to make LIBOR Loans;

which, as a result thereof, (1) increases the cost to Lender of making or maintaining the LIBOR Loans or its Commitment hereunder, or (2) reduces the net amount of any payment received by Lender in respect of the LIBOR Loans (whether of principal, interest, commitment fees or otherwise), or (3) requires Lender to make any payment on or calculated by reference to the gross amount of any sum received by it in respect of its LIBOR Loans, in each case by an amount which any Lender in its sole judgment deems material, then and in any such case Borrower shall pay to Lender on demand such amount or amounts as will compensate Lender for any increased cost, deduction or payment actually incurred or made by Lender. The demand for payment by Lender shall be delivered to Borrower within a reasonable period after the additional cost is incurred or the amount received is reduced or the subject payment is made, and shall state the subjection or change which occurred or the reserve or deposit requirements or other conditions which have been imposed upon Lender or the request, direction or requirement with which it has complied, together with the date thereof, the amount of such cost, reduction or payment and the manner in which such amount has been calculated. The statement of Lender as to the additional amounts payable pursuant to this Section 2.5(d) shall be, absent a showing by Borrower of manifest or demonstrable error, conclusive evidence of the amounts due hereunder.

         The protection of this Section 2.5(d) shall be available to Lender regardless of any possible contention of invalidity or inapplicability of the relevant law, regulation, treaty, directive, condition or interpretation thereof. In the event that Borrower pays Lender the amount necessary to compensate Lender for any charge, deduction or payment incurred or made by Lender as provided in this Section 2.5(d) and such charge, deduction or payment or any part thereof is subsequently returned to Lender as a result of the final determination of the invalidity or inapplicability of the relevant law, regulation, treaty, directive or condition, then Lender shall remit to Borrower the amount paid by Borrower which has actually been returned to Lender (together with any interest actually paid to Lender on such returned amount).

                                       III

                               GENERAL PROVISIONS

         III.1 Promissory Notes. Borrower's obligation with respect to payment of principal of, and interest on, the Loans shall be evidenced by a promissory note in the form of Exhibit A hereto (collectively, the promissory note, as amended, extended or renewed from time to time, shall be called the "Note").

         III.2 Prepayment. Any Loan may be prepaid at any time. No prepayment fee shall be assessed in connection with the prepayment of any Loan other than a Loan after same has been converted to a LIBOR Loan pursuant to Section 2.5(b). If such a LIBOR Loan is paid prior to the end of the Applicable Interest Period, a prepayment fee computed in the manner set out in Schedule 3 shall be assessed and paid at the time of such prepayment. Such fee shall apply in all circumstances where any installment of the LIBOR Loan is paid prior to the end of the Applicable Interest Period, regardless of whether such payment is voluntary, mandatory or the result of Lender's collection efforts.

         III.3 Manner of Payments.

             (a) Except as otherwise provided herein, all payments of principal and interest on any Loan and all other amounts payable hereunder by Borrower to Lender shall be made by paying the same in immediately available funds to Lender at its Tacoma Commercial Banking Office not later than 10:00 a.m. on the date on which such payment shall become due.

             (b) Borrower hereby authorizes Lender, if and to the extent any payment is not promptly made pursuant to this Agreement, to charge from time to time against any or all of the accounts of Borrower with Lender any amount due hereunder or under the Note.

             (c) All computations of interest and fees shall be made on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable; provided, however, that, if Borrower elects pursuant to
Section 2.5(b) to fix the interest rate on the Loans, such LIBOR Rate shall be computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

             (d) Whenever any payment hereunder shall be stated to be due or whenever the last day of any interest period would otherwise occur on a day other than a Business Day, such payment shall be made and the last day of such interest period shall occur on the next succeeding Business Day and such extension of time shall in such case be included in the computation of payment of interest or commitment fees, as the case may be, unless such extension would cause such payment to be made or the last date of such interest period to occur in the next following calendar month, in which case such payment shall be made and the last day of such interest period shall occur on the next preceding Business Day.

                                       IV

                              CONDITIONS OF LENDING

         IV.1 Conditions to Initial Loan. In addition to the conditions set forth in Section 4.2, the obligation of Lender to make the initial Loan after the date hereof is subject to fulfillment of the following conditions:

             (a) Loan Documents. Lender shall have received all of the Additional Loan Documents, duly executed and delivered.

             (b) Corporate Certificates. Lender shall have received all of the following, each satisfactory to Lender in form and substance:

                 (i) Certified copies of the Articles of Incorporation and Bylaws of Borrower;

                 (ii) Certificate of good standing dated as of a recent date issued by the Secretary of State of Washington with respect to Borrower;

                 (iii) Certified copies of resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance by Borrower of the Loan Documents to which it is a party; and

                 (iv) Incumbency certificates describing the office and identifying the specimen signatures of the individuals signing the Loan Documents on behalf of Borrower.

             (c) Legal Opinion. Lender shall have received a legal opinion of the law firm of LeSourd & Patten, counsel to Borrower, substantially in the form of Exhibit F hereto and as to such other matters as Lender may reasonably request.

             (d) Certificate. Lender shall have received a certificate of Borrower's chief financial officer or president as to the accuracy of Borrower's representations and warranties set forth in Article V.

             (e) Insurance. Lender shall have been furnished with evidence satisfactory to Lender that all insurance required by the Security Documents is in full force and effect and that Lender's rights therein, as contemplated hereby or by the Security Documents, have been perfected.

             (f) Priority of UCC Financing Statements. Certificates from the Secretaries of State of the States of Washington as to the due filing and first priority, except as otherwise disclosed on Schedule 4 hereto, of the UCC financing statements executed by Borrower, as Debtor, in favor of Lender, as Secured Party, describing the personal property Collateral.

             (g) Title Guarantee. Lender shall have obtained, at Borrower's expense, a modification of the title insurance insuring the Deed of Trust to include an ALTA modification endorsement, which modified policy shall insure that the Deed of trust is a first and valid lien on the subject property subject only to such exceptions as Lender shall find acceptable.

         IV.2 Conditions to All Loans. The obligation of Lender to fund any Loans hereunder, including the initial Loan, is subject to fulfillment of the following conditions:

             (a) Prior Conditions. All of the conditions set forth in Section
4.1 shall have been satisfied.

             (b) Notice of Borrowing. Lender shall have received the notice of borrowing and accompanying material required pursuant to Section 2.2 in respect of such Loan.

             (c) No Default. At the date of the Loan no Event of Default or event that with the giving of notice or the lapse of time or both would constitute an Event of Default shall have occurred and be continuing or will have occurred as the result of the making of the Loan, and the representations and warranties of Borrower in Article V shall be true on and as of such date with the same force and effect as if made on and as of such date.

             (d) Other Information. Lender shall have received such other statements, opinions, certificates, documents and information as it may reasonably request in order to satisfy itself that the foregoing conditions have been fulfilled.

                                        V

                         REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Lender as follows:

         V.1 Corporate Existence and Power. Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Washington, is qualified to do business in each other jurisdiction where the conduct of its business or the ownership of its properties requires such qualification, and has full corporate power, authority and legal right to carry on its business as presently conducted, to own and operate its properties and assets, and to execute, deliver and perform the Loan Documents.

         V.2 Corporate Authorization. The execution, delivery and performance by Borrower of the Loan Documents and any borrowing hereunder have been duly authorized by all necessary corporate action of Borrower, do not require any shareholder approval or the approval or consent of any trustee or the holders of any Indebtedness of Borrower, except such as have been obtained (certified copies thereof having been delivered to Lender), do not contravene any law, regulation, rule or order binding on it or its Articles of Incorporation or Bylaws and do not contravene the provisions of or constitute a default under any indenture, mortgage, contract or other agreement or instrument to which Borrower is a party or by which Borrower or any of its properties may be bound or affected.

         V.3 Government Approvals, Etc. No Government Approval or filing or registration with any Governmental Authority is required for the making and performance by Borrower of the Loan Documents or in connection with any of the transactions contemplated hereby, except such as have been heretofore obtained and are in full force and effect (certified copies thereof having been delivered to Lender). Borrower has obtained, or will obtain before required, all Governmental Approvals necessary for the completion of the improvements to its property for which Loan proceeds are intended to be used as set forth in Section 6.1.

         V.4 Binding Obligations, Etc. The Loan Documents have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         V.5 Litigation. There are no actions, proceedings, investigations, or claims against or affecting Borrower now pending before any court, arbitrator or Governmental Authority (nor to the knowledge of Borrower has any thereof been threatened nor does any basis exist therefor) which if determined adversely to Borrower would be likely to have a material adverse effect on the financial condition or operations of Borrower or to result in a judgment or order against Borrower (in excess of insurance coverage) for more than $200,000, except as reflected in the financial statements referred to in Section 5.6.

         V.6 Financial Condition. The balance sheet of Borrower as of September 30, 1994, and the related statements of income and retained earnings of Borrower for the fiscal year then ended, copies of which have been furnished to Lender, fairly present the financial condition of Borrower as at such date and the results of operations of Borrower for the period then ended, all in accordance with generally accepted accounting principles consistently applied. Borrower did not have on such date any contingent liabilities for Taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in that balance sheet and in the notes to those financial statements. Since that date, there has been no material adverse change in the financial condition or operations of Borrower.

         V.7 Title and Liens. Borrower has good and marketable title to each of the properties and assets reflected in its balance sheet referred to in Section
5.6 (except such as have been since sold or otherwise disposed of in the ordinary course of business and except to the extent that the terms of the Permits affect the marketability of Borrower's interest thereunder or in the improvements on the land covered by the Permits). No assets or revenues of Borrower are subject to any Lien except as required or permitted by this Agreement or disclosed on Schedule 4. All properties of Borrower and Borrower's use thereof comply with applicable zoning and use restrictions and with applicable laws and regulations relating to the environment. Lender has a perfected security interest and lien on all of the Collateral (except that Lender's lien on the Permits is perfected only to the extent such perfection is achieved by the Assignment in Trust and Consent to Assignment in Trust identified in the "Security Documents" definition) as security for all obligations of Borrower under the Loan Documents and such security interest or lien is of first priority (subject only to the liens described in Schedule 4).

         V.8 Taxes. Borrower has filed all tax returns and reports required of it, has paid all taxes which are due and payable, and has provided adequate reserves for payment of any Tax whose payment is being contested. The charges, accruals and reserves on the books of Borrower in respect of Taxes for all fiscal periods to date are accurate.

         V.9 Federal Reserve Regulations. Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Federal Reserve Regulation U), and no part of the proceeds of any Loan will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any other purpose that violates the applicable provisions of any Federal Reserve Regulation. Borrower will furnish on request to Lender a statement conforming with the requirements of Regulation U.

         V.10 ERISA. No "reportable event" (as that term is defined in Section 4043 of ERISA) has occurred and is continuing with respect to any employee benefit plan or other plan maintained for employees of Borrower.

         V.11 Permit Status. Borrower is in good standing as a permittee under the Permits and has received no notice of default under the Permits or notice of termination of the Permits from the U.S. Forest Service or any notice that the U.S. Forest Service intends not to renew, extend or reissue the Permits in a timely fashion and on terms satisfactory to Borrower prior to the end of the existing terms thereof.

         V.12 Representations as a Whole. This Agreement, the financial statements referred to in Section 5.6, and all other instruments, documents, certificates and statements furnished to Lender by Borrower, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

                                       VI

                              AFFIRMATIVE COVENANTS

         So long as Lender shall have any commitment hereunder and until payment in full of each Loan and performance of all other obligations of Borrower under the Loan Documents, Borrower agrees to do all of the following unless Lender shall otherwise consent in writing.

         VI.1 Use of Proceeds. The proceeds of the Loan shall be used exclusively for Borrower's capital expenditures approved in advance by Lender and for Borrower's working capital needs.

         VI.2 Preservation of Corporate Existence, Etc. Borrower will preserve and maintain its corporate existence, rights, franchises and privileges in Washington.

         VI.3 Visitation Rights. At any reasonable time, and from time to time, Borrower will permit Lender to examine and make copies of and abstracts from the records and books of account of and to visit the properties of Borrower and to discuss the affairs, finances and accounts of Borrower with any of its officers or directors.

         VI.4 Keeping of Books and Records. Borrower will keep adequate records and books of account in which complete entries will be made, in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of Borrower.

         VI.5 Compliance With Laws; Maintenance of Permits. Borrower will comply in all material respects with all laws, regulations, rules, and orders of Governmental Authorities applicable to Borrower or to its operations or property, except any thereof whose validity is being contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof. Without limitation on the foregoing, Borrower will comply with all requirements of the Permits and will at a time prior to the expiration of the term of each Permit enter into such renewal or replacement Permits as are necessary to assure that its business may be carried out at the existing Crystal Mountain Winter Sports Area in the manner set forth in its business plans presented to Lender.

         VI.6 Other Obligations. Borrower will pay and discharge before the same shall become delinquent all Indebtedness, taxes and other obligations for which Borrower is liable or to which its income or property is subject and all claims for labor and materials or supplies which, if unpaid, might become by law a Lien upon assets of Borrower, except any thereof whose validity or amount is being contested in good faith by Borrower in appropriate proceedings with provision having been made to the satisfaction of Lender for the payment thereof in the event the contest is determined adversely to Borrower.

        VI.7 Financial Information.  Borrower will deliver to Lender:

                 (a) as soon as available and in any event within 90 days after the end of each fiscal year of Borrower, the balance sheet of Borrower as of the end of such fiscal year and the related statements of income and retained earnings and statement of changes in financial position of Borrower for such year, accompanied by the audit report thereon by independent certified public accountants selected by Borrower and approved by Lender (which reports shall be prepared in accordance with generally accepted accounting principles consistently applied and shall not be qualified by reason of restricted or limited examination of any material portion of Borrower's records and shall contain no disclaimer of opinion or adverse opinion except such as Lender in its sole discretion determines to be immaterial);

                 (b) as soon as available and in any event within 30 days after the end of each month unaudited balance sheet and statement of income and retained earnings of Borrower as of the end of such month (including the fiscal year to the end of such month), accompanied by a certificate of the chief financial officer of Borrower that such unaudited balance sheet and statement of income and retained earnings have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly the financial position and the results of operations of Borrower as of the end of and for such month and that since the fiscal year-end report referred to in subparagraph (a) there has been no material adverse change in the financial condition or operations of Borrower as shown on the balance sheet as of said date;

                 (c) Borrower's winter budget and summer budget prior to the commencement of each respective season;

                 (d) as soon as available, all reports sent by Borrower to its shareholders and all quarterly and annual reports filed by Borrower with the Securities and Exchange Commission and each other Governmental Authority having jurisdiction over Borrower; and

                 (e) all other statements, reports and other information as Lender may reasonably request concerning the financial condition and business affairs of Borrower.

         VI.8 Notification. Promptly after learning thereof, Borrower will notify Lender of (a) the details of any action, proceeding, investigation or claim against or affecting Borrower instituted before any court, arbitrator or Governmental Authority or, to Borrower's knowledge, threatened to be instituted, which, if determined adversely to Borrower, would be likely to have a material adverse effect on the financial condition or operations of Borrower or to result in a judgment or order against Borrower (in excess of insurance coverage) for more than $200,000; (b) any substantial dispute between Borrower and any Governmental Authority; (c) any labor controversy which has resulted in or, to Borrower's knowledge, threatens to result in a strike which would materially affect the business operations of Borrower; and (d) the occurrence of any Event of Default or other event which, with notice or lapse of time or both, would constitute an Event of Default.

         VI.9 Additional Payments; Additional Acts. From time to time, Borrower will (a) pay or reimburse Lender on request for all expenses, including legal fees, actually incurred by Lender in connection with the preparation of the Loan Documents or the making of any Loan or the enforcement by judicial proceedings or otherwise of any of the rights of Lender under the Loan

Documents; (b) obtain and promptly furnish to Lender evidence of all such Government Approvals as may be required to enable Borrower to comply with its obligations under this Agreement; and (c) execute and deliver all such instruments and perform all such other acts as Lender may reasonably request to carry out the transactions contemplated by this Agreement.

         VI.10 Tangible Net Worth. At all times during the fiscal year of Borrower ending September 30, 1995, Borrower shall maintain a Tangible Net Worth of at least $2,700,000. During each fiscal year of Borrower thereafter, the Tangible Net Worth shall be increased by an amount equal to 75% of Borrower's net profit for the preceding year. Borrower shall at all times a ratio of Indebtedness to Tangible Net Worth of not more than 2.0 to 1. "Tangible Net Worth" means the excess of total assets over total liabilities, excluding, however, from the determination of total assets (a) all assets which should be classified as intangible assets (such as goodwill, patents, trademarks, copyrights, franchises, and deferred charges (including unamortized debt discount and research and development costs), (b) treasury stock, (c) cash held in a sinking or other similar fund established for the purpose of redemption or other retirement of capital stock, (d) to the extent not already deducted from total assets, reserves for depreciation, depletion, obsolescence or amortization of properties and other reserves or appropriations of retained earnings which have been or should be established in connection with the business conducted by the relevant corporation, and (e) any revaluation or other write-up in book value of assets subsequent to the fiscal year of such corporation last ended at the date of the Prior Loan Agreement.

                                       VII

                               NEGATIVE COVENANTS

         So long as the Commitment of Lender shall be outstanding and until payment in full of the Note and performance of all other obligations of Borrower under this Agreement, Borrower agrees that it will not do any of the following unless Lender shall otherwise consent in writing.

         VII.1 Dividends, Purchase of Stock, Etc. Borrower shall not (a) declare or pay any dividend (except dividends payable in its capital stock or, pursuant to its Articles of Incorporation, in lift privileges) on any shares of any class of its capital stock, nor (b) apply any assets to the purchase, redemption or other retirement of, or set aside any sum for the payment of any dividends on or for the purchase, redemption or other retirement of, or make any other distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of Borrower; provided, however, that dividends may be paid if: (i) on the last Payment Date prior to such payment the Loan balance was equal to or less than the amount set out on Schedule 2 for such Payment Date, and (ii) at the time such dividend is paid no Event of Default, or event that with the giving of notice or the lapse of time or both shall constitute an Event of Default, shall have occurred or be continuing or will result from the payment of such dividend.

         VII.2 Liquidation, Merger, Sale of Assets. Borrower shall not liquidate, dissolve or enter into any merger, consolidation, joint venture, partnership or other combination nor sell, lease, or dispose of such portion of its business or assets (excepting sales of goods in the ordinary course of business) as constitutes in the opinion of Lender a substantial portion thereof except that Borrower may sell, lease or dispose of assets which have been released from Lender's lien pursuant to Section 9.9 and may enter into joint ventures or partnerships with respect to such assets.

         VII.3 Indebtedness. Borrower shall not create, incur or become liable for any Indebtedness except (a) any Loan, (b) existing Indebtedness reflected on the balance sheet referred to in Section 5.6 (except any renewal or extension of such Indebtedness or any portion thereof to a date on or before the final maturity of any Loan), (c) current accounts payable or accrued, incurred by Borrower in the ordinary course of business, (d) Indebtedness to vendors for the deferred purchase price of real or personal property used by Borrower in its business and (e) Indebtedness for money borrowed from banks which does not in the aggregate in any fiscal year of Borrower exceed the amount set out as a reinvestment allowance for such year in Schedule 1.

         VII.4 Guaranties, Etc. Borrower shall not assume, guaranty, endorse or otherwise become directly or contingently liable for, or obligated to purchase, pay or provide funds for payment of, any obligation or Indebtedness of any other person, except by endorsement of negotiable instruments for deposit or collection or by similar transactions in the ordinary course of business.

         VII.5 Investments. Borrower shall not make any loan or advance to any person or purchase or otherwise acquire the capital stock, assets or obligations of, or any interest in, any person, except (a) commercial bank time deposits maturing within one year, (b) marketable general obligations of the United States or a State or marketable obligations fully guarantied by the United States, (c) short-term commercial paper with the highest rating of a generally recognized rating service, (d) overnight federal funds and (e) the acquisition of assets at the Crystal Mountain Winter Sports Area that are presently owned and operated by Borrower's subpermittees or lessees, such as the grocery store or ski school.

         VII.6 Liens. Borrower shall not create, assume or suffer to exist any Lien except (a) Liens in favor of Lender, (b) existing Liens set out in Schedule 4, (c) Liens to secure Indebtedness permitted by Section 7.3, and (d) for the deferred price of property, but only if they are limited to such property and its proceeds and do not exceed 80% of the fair market value thereof.

         VII.7 Capital Expenditures. Borrower may not, during any fiscal year, make expenditures for fixed assets or other capital expenditures which, in the aggregate, have a purchase, construction and installation cost exceeding the sum of (a) the reinvestment allowance for such fiscal year set out in Schedule 1 plus (b) the expenditures permitted pursuant to the following sentence. Borrower may expend 50% of Cash Flow in any fiscal year for fixed assets or other capital expenditures if (i) no Event of Default has then occurred and is continuing and
(ii) the Loan balance as of the Payment Date occurring in such fiscal year and as of the next following Payment Date is, or will be, less than or equal to the Loan balance that would be then-outstanding if the Loan, as disbursed pursuant to Section 2.2, were amortized evenly over 7 annual installment payments starting on May 31, 1996 and ending on May 31, 2002. Borrower may with Lender's prior written approval (which shall not be unreasonably withheld) make expenditures pursuant to the preceding sentence prior to its fiscal year end based on pro forma financial statements and its capital expenditure budget.

         VII.8 Operations. Borrower shall not engage in any activity or introduce any major product which is substantially different from or unrelated to the present business activities or products of Borrower nor discontinue any major product or any portion of Borrower's present business activities which constitutes a substantial portion thereof. Borrower shall not enter into any significant contracts or other agreements except in the usual course of its business.

                                      VIII

                                EVENTS OF DEFAULT

         VIII.1 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" hereunder.

                 (a) Payment Default. Borrower shall fail (i) to pay any principal or interest due on the Loans in accordance with the terms of the Loan Documents or (ii) default shall be made in the payment of any other sum required under the Loan Documents and such default under this clause (ii) shall continue for a period of three Business Days; or

                 (b) Breach of Warranty. Any representation or warranty made or deemed made by Borrower under or in connection with this Agreement or any Note shall prove to have been incorrect in any material respect when made; or

                 (c) Breach of Covenant. Borrower shall fail to perform or observe any other covenant, obligation or term of the Loan Documents and such failure shall remain unremedied for 30 days after written notice thereof shall have been given to Borrower by Lender; or

                 (d) Cross-default. Borrower shall fail (i) to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any Indebtedness (except any Loan) or any interest or premium thereon and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (ii) to perform any term or covenant on its part to be performed under any agreement or instrument relating to any such Indebtedness and required to be performed and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform is to accelerate or to permit the acceleration of the maturity of such Indebtedness, or (iii) any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by regularly scheduled required prepayment) prior to the stated maturity thereof; or

                 (e) Voluntary Bankruptcy, Etc. Borrower shall (i) file a petition seeking relief for itself under Title 11 of the United States Code, as now constituted or hereafter amended, or file an answer consenting to, admitting the material allegations of or otherwise not controverting, or fail timely to controvert a petition filed against it seeking relief under Title 11 of the United State Code, as now constituted or hereafter amended; or (ii) file such petition or answer with respect to relief under the provisions of any other now existing or future applicable bankruptcy, insolvency, or other similar law of the United States of America or any State thereof or of any other country to jurisdiction providing for the reorganization, winding-up or liquidation of corporations or an arrangement, composition, extension or adjustment with creditors; or

                 (f) Involuntary Bankruptcy, Etc. An order for relief shall be entered against Borrower under Title 11 of the United States Code, as now constituted or hereafter amended, which order is not stayed; or upon the entry of an order, judgment or decree by operation of law or by a court having jurisdiction in the premises which is not stayed adjudging it a bankrupt or insolvent under, or ordering relief against it under, or approving as properly filed a petition seeking relief against it under the provisions of any other now existing or future applicable bankruptcy, insolvency or other similar law of the United States of America or any State thereof or of any other country or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or any arrangement, composition, extension or adjustment with creditors, or appointing a receiver, liquidator, assignee, sequestrator, trustee or custodian of Borrower or of any substantial part of its property, or ordering the reorganization, winding-up or liquidation of its affairs, or upon the expiration of 120 days after the filing of any involuntary petition against it seeking any of the relief specified in Section 8.1(e) or this Section 8.1(f) without the petition being dismissed prior to that time; or

                 (g) Insolvency, Etc. Borrower shall (i) make a general assignment for the benefit of its creditors, or (ii) consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, or custodian of all or a substantial part of the property of Borrower, or (iii) admit its insolvency or inability to pay its debts generally as they become due, or (iv) fail generally to pay its debts as they become due, or (v) take any action (or suffer any action to be taken by its director or shareholders) looking to the dissolution or liquidation of Borrower; or

                 (h) Judgment. A final judgment or order for the payment of money in excess of $50,000 or its equivalent in another currency shall be rendered against Borrower and such judgment or order shall continue unsatisfied and in effect for a period of 30 consecutive days; or

                 (i) Prepayment. Borrower shall, at any time after the occurrence and during the continuance of an Event of Default or an event that with the giving of notice or the lapse of time or both would constitute an Event of Default, make any payment of principal of any Indebtedness (except any Loan) which is not required to be made at the time of such payment by the terms of such Indebtedness; or

                 (j) Condemnation. Such portion of the properties of Borrower as in the opinion of Lender constitutes a substantial portion shall be condemned, seized or appropriated; or

                 (k) Government Approvals, Etc. Any Government Approval or registration or filing with any Governmental Authority now or hereafter required in connection with the performance by Borrower of its obligations set forth in the Loan Documents or required in connection with the conduct of Borrower's business shall be revoked, withdrawn or withheld or shall fail to remain in full force and effect; or

                 (l) Other Government Action. Any act of any Governmental Authority shall (in the opinion of Lender) deprive Borrower of any substantial right, privilege or franchise, or substantially restrict the exercise thereof, and such act shall not be revoked or rescinded within 60 days after it shall have become effective or within 30 days after notice from Lender, whichever first occurs; or

         VIII.2 Consequences of Default. If any Event of Default shall occur and be continuing, then in any such case and at any time thereafter so long as any such Event of Default shall be continuing, Lender may at its option immediately terminate the Loan Commitment and, if any Loan shall have been made, Lender may at its option declare the principal of and the interest on any Loan and all other sums payable by Borrower hereunder or thereunder to be immediately due and payable, whereupon the same shall become immediately due and payable without protest, presentment, notice or demand, all of which Borrower expressly waives and, additionally, Lender may take all action permitted by the Security Documents or otherwise at law to realize on the Collateral.

                                       IX

                                  MISCELLANEOUS

         IX.1 No Waiver; Remedies Cumulative. No failure by Lender to exercise, and no delay in exercising, any right, power or remedy under the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy under the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The exercise of any right, power, or remedy shall in no event constitute a cure or waiver of any Event of Default nor prejudice the right of Lender in the exercise of any right hereunder, unless in the exercise of such right, all obligations of Borrower under the Loan Documents are paid in full. The rights and remedies provided herein and therein are cumulative and not exclusive of any right or remedy provided by law.

         IX.2 Governing Law. The Loan Documents shall be governed by and construed in accordance with the laws of the State of Washington, U.S.A.

         IX.3 Mandatory Arbitration.

                 (a) At the request of either Lender or Borrower, any controversy or claim between Lender and Borrower, arising from or relating to this Agreement or any of the other Loan Documents, or arising from an alleged tort, shall be settled by arbitration in Seattle, Washington. The United States Arbitration Act shall apply even though this Agreement is otherwise governed by Washington law. The proceedings shall be administered by the American Arbitration Association under its commercial rules of arbitration. Any controversy over whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered by any court having jurisdiction over the parties. The institution and maintenance of an action for judicial relief or pursuit of an ancillary or provisional remedy shall not constitute a waiver of the right of either party, including the plaintiff, to submit the controversy or claim to arbitration if such action for judicial relief is tested. For the purposes of the application of the statute of limitations, the filing of an arbitration pursuant to this Section 9.3 is the equivalent of the filing of a lawsuit, any claim or controversy which may be arbitrated under this Section 9.3 is subject to any applicable statute of limitations. The arbitrator(s) shall have the authority to decide whether any such claim or controversy is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. The parties consent to the joinder of any guarantor, hypothecator, other party having an interest relating to the claim or controversy being arbitrated in any proceedings under this Section 9.3.

                 (b) Notwithstanding the provision of Section 9.3(a), no case or controversy shall be submitted to arbitration without the consent of all parties if at the time of the proposed submission, such controversy or claim arises from or relates to an obligation secured by real property.

                 (c) No provision of this Section 9.3 shall limit the right of Borrower or Lender to exercise self-help remedies such as setoff, foreclosure, retention or sale of any collateral, or obtaining any ancillary, provisional, or interim remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration proceeding. The exercise of any such remedy does not waive the right of either party to request arbitration.

         IX.4 Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be mailed or sent or delivered to each party at the address set forth under its name on the signature page hereof, or at such other address as shall be designated by such party in a written notice to the other party. Except as otherwise specified, all such notices and communications if duly given or made shall be effective upon receipt if delivered personally or, if mailed, two days after deposit in the United States mail, first class postage prepaid, Certified or Registered.

         IX.5 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Borrower may not assign or otherwise transfer all or any part of its rights or obligations hereunder without the prior written consent of Lender, and any such assignment or transfer purported to be made without such consent shall be ineffective.

         IX.6 Severability. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

         IX.7 Conditions Not Fulfilled. If the Loan Commitment or any portion thereof is not borrowed owing to nonfulfillment of any condition precedent specified in Article IV, neither Borrower nor Lender shall be responsible to the other for any damage or loss by reason thereof, except that Borrower shall in any event be liable to pay the fees, taxes, and expenses for which it is obligated hereunder.

         IX.8 Entire Agreement; Amendment. This Agreement comprises the entire agreement of the parties and may not be amended or modified except by written agreement of Borrower and Lender. No provision of this Agreement may be waived except in writing and then only in the specific instance and for the specific purpose for which given. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IX.9 Release of Collateral. At any time, on Borrower's written request, Lender will release Collateral from the lien of its Security Documents in accordance with the following conditions and procedures:

                 (a) All real and personal property then covered by Lender's lien shall have been appraised at Borrower's expense within 60 days prior to the date of such release by an appraiser selected mutually by Borrower and Lender and the value of Borrower's properties shall have been separately itemized by such appraiser in form satisfactory to Lender;

                 (b) The outstanding Loan balance as of the last Payment Date immediately preceding the date of such release shall not exceed 75% of the appraised value of the Collateral which will remain subject to the lien of the Security Documents;

                 (c) Lender and Borrower shall, after the appraisal described in subparagraph (a) has been completed, negotiate in good faith to designate specific assets for release from Lender's lien. Absent contrary agreement between Lender and Borrower, Collateral shall be released in the order of age, with the oldest Collateral being released first; provided, however, that an item of Collateral shall not be released if in Lender's reasonable judgment the release of such Collateral would materially adversely affect in a way not reflected in the appraisal the value of the items of remaining Collateral;

                 (d) No Collateral shall be released at any time when an Event of Default, or an event that with the giving of notice or the lapse of time or both would constitute an Event of Default, shall have occurred and be continuing.

         IX.10 Construction. In the event of any conflict between the terms, conditions and provisions of this Agreement and those in the Security Documents, the terms, conditions and provisions of this Agreement shall control.

         IX.11 Counterparts. This Agreement or the signature pages and acknowledgments, may be executed in any number of counterparts for the convenience of the parties, all of which, when taken together and after execution by all parties hereto, shall constitute one and the same Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

         LENDER:                            SEATTLE-FIRST NATIONAL BANK

                                            By ________________________________
                                                 Its __________________________

                                  Address:  Seattle-First National Bank
                                            Tacoma Seafirst Financial Center
                                            950 Pacific Ave., 5th Floor
                                            Tacoma, WA 98402
                                            Attn:  Michael J. Scott

                                            Telephone:        (206) 305-3323
                                            Facsimile:        (206) 305-3354

         BORROWER:                          CRYSTAL MOUNTAIN, INC.

                                            By ________________________________
                                                 Its __________________________

                                            By ________________________________
                                                 Its __________________________

                                  Address:  Crystal Mountain, Inc.
                                            P.O. Box 1
                                            Crystal Mountain, WA  98022
                                            Attn:  Manager, Finance &
                                                   Accounting

                                            Telephone:  _____________________

                                            Facsimile:  _____________________

                                   SCHEDULE 1

                             REINVESTMENT ALLOWANCE

 Fiscal Year Ending September 30, 1995              $422,130
                                  1996              $443,237
                                  1997              $465,398
                                  1998              $488,668
                                  1999              $513,102
                                  2000              $538,757
                                  2001              $565,695

                                   SCHEDULE 2
                                   ----------
                              MAXIMUM LOAN BALANCE
                         AS IT RELATES TO SKIP PAYMENTS
                         ------------------------------
                                                     Maximum Loan
Payment Date                                             Level
------------                                         ------------
May 31, 1996                                         $6,400,000
May 31, 1997                                         $5,700,000
May 31, 1998                                         $5,000,000
May 31, 1999                                         $4,300,000
May 31, 2000                                         $3,700,000
May 31, 2001                                         $3,000,000
May 31, 2002                                         $2,500,000

                                   SCHEDULE 3
                                   ----------

                         PREPAYMENT FEES FOR LIBOR LOANS

         The amount of the fee to be paid pursuant to Section 3.2 shall depend on the following:

         (a) The amount by which interest rates have changed between the Reference Date and the Prepayment Date. As used herein, "Reference Date" shall mean the first day of an Applicable Interest Period. As used herein, "Prepayment Date" shall mean the date the Borrower either voluntarily or involuntarily prepays a LIBOR Loan. Certain U.S. Treasury rates are used as a benchmark to measure changes in interest rate levels.

                           A "reference rate" equal to the average interest rate yield at the Reference Date for U.S. Government Securities having maturities equivalent to that of the applicable LIBOR Loan will be determined in the manner described below for determining applicable rates but will be established as of the Reference Date for the Applicable Interest Period. This rate represents interest rate levels at the time a Revolving Loan is made or its interest rate fixed.

                           An "applicable rate," determined as described below, represents interest rate levels as of the Prepayment Date.

         (b)      The amount of principal prepaid.

         (c) A payment fee factor (see "payment fee factor schedule" below).

                           CALCULATION OF PAYMENT FEE

         If the reference rate is lower than or equal to the applicable rate, there is no payment fee.

         If the applicable rate is lower than the reference rate, the payment fee shall be equal to the difference between the reference rate and the applicable rate (expressed as a decimal), multiplied by the appropriate factor from the payment fee factor schedule, multiplied by the principal amount of the Loan which is prepaid.

                  Example:

                A LIBOR Loan with principal of $850,000 is fully prepaid with 4 months remaining prior to the end of the Applicable Interest Period. A reference rate of 10% was assigned to the LIBOR Loan when the rate was fixed. The applicable rate (as determined by current 4-month U.S. Treasury rates) is 8.5%. Rates are therefore judged to have dropped by 1.5% since the rate was fixed, and a payment fee applies.

                A payment fee factor of .37 is determined from the tables below, and the payment fee is computed as follows:

Payment Fee = (.10-.085) x (.37) x ($850,000) = $4,717.50

                                APPLICABLE RATES

        The applicable rate is equal to the Treasury Rate at the time of prepayment for U.S. Government Securities having maturities equivalent to the remaining portion of the Applicable Interest Period.

        Rates listed in the Federal Reserve Statistical Release for maturities of less than one year are on a discount rate basis, and these rates shall be converted to a coupon equivalent basis, based upon a 360-day year. The Statistical Release published on Monday shall be used for calculation of payment fees payable on the following Tuesday through the following Monday, with appropriate adjustment if the day of publication changes.

                          PAYMENT FEE FACTOR SCHEDULES

                             Months Remaining in the
                 Applicable Interest Period for LIBOR Loans(1)

                 0        1       2        3        4        5        6
                ---      ---     ---      ---      ---      ---      --

       Factors   0       .09      .18     .28      .37      .46      .55


-----------------
         (1) If the remaining Applicable Interest Period is between any two time periods in the above schedules, interpolate between the corresponding factors.

         Agent and Lenders are not required to actually reinvest the paid principal in any U.S. Government Treasury obligations as a condition to receiving a payment fee as calculated above.

                                   SCHEDULE 4
                                   ----------

                                 PERMITTED LIENS

                                    EXHIBIT A

                                      NOTE

$7,000,000                                            Date:  September 14, 1995
                                                            Seattle, Washington

         This promissory note ("Note") is made pursuant to and is subject to the terms and conditions of the Second Amended and Restated Loan Agreement (the "Loan Agreement") dated as of the date of this Note, executed and delivered by CRYSTAL MOUNTAIN, INC., a Washington corporation ("Borrower") and SEATTLE-FIRST NATIONAL BANK, a national banking association ("Lender"). This Note amends and renews that certain Secured Note dated as of October 5, 1990 in the principal amount of $6,200,000 executed by Borrower payable to Lender. Terms used herein that are not otherwise defined shall have the respective meaning set forth in the Loan Agreement.

         FOR VALUE RECEIVED, Borrower promises to repay to the order of Lender all disbursements of the Loans made by Lender to Borrower on the dates and in the installment amounts set forth in the Loan Agreement for repayment of the Loans.

         Borrower also hereby promises to pay to the order of Lender interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full at the interest rates and at the times as are specified in the Loan Agreement for payment of interest on the Loans.

         1. This Note evidences Borrower's obligation to repay principal of, and interest on, the Loans. Each Loan disbursement, Applicable Interest Rate, Applicable Interest Period, and all payments made on account of the principal of the Loans shall be recorded by Lender in its records and, prior to any transfer hereof, endorsed on the grid attached hereto as Schedule A that is a part of this Note; the failure to so record any such amount or any error in so recording such amount shall not, however, limit or otherwise affect the obligations of Borrower to repay the outstanding principal amount of the Loans, together with all interest accruing thereon.

         2. Each maker, surety, guarantor and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest as to this Note.

         3. In the event this Note is placed in the hands of an attorney for a collection, or suit is brought on the same, or the same is collected through bankruptcy or other judicial proceedings, Borrower agrees and promises to pay a reasonable attorney's fee and collection cost, including all out-of-pocket expenses incurred by Lender.

         4. This Note has been executed and delivered in and should be governed by and construed in accordance with the laws of the State of Washington, USA. Borrower hereby irrevocably submits to the jurisdiction of any state or any federal court sitting in Seattle, King County, Washington, USA, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note and hereby waives any objection to venue in any such court and any claim that such forum is an inconvenient forum.

         5. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments and restrictions on prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         6. This Note is secured by the Collateral described in the Security Documents.

                                         CRYSTAL MOUNTAIN, INC.

                                         By
                                             ----------------------------------
                                             Its
                                                  -----------------------------
                                         By
                                             ----------------------------------
                                             Its
                                                  -----------------------------

                                   SCHEDULE A
                         To Crystal Mountain, Inc. Note

                  LOANS, MATURITIES, AND PAYMENTS OF PRINCIPAL

                                                    Amount of                          Unpaid
                      Amount of   Interest        Principal Paid    Interest           Principal      Notation
Date                    Loan        Rate            or Prepaid       Period             Balance       Made By
----                  ---------   --------        --------------    --------           ---------      -------





                                  EXHIBIT B

WHEN RECORDED, RETURN TO:

Davis Wright Tremaine
Attn:  Ms. Christine A. McCabe
2600 Century Square
1501 Fourth Avenue
Seattle, WA  98101

================================================================================

                             AMENDMENT NUMBER TWO TO
                        DEED OF TRUST, SECURITY AGREEMENT
                 AND ASSIGNMENT OF PERMITS AND CONTRACT RIGHTS,
                                LEASES AND RENTS

         THIS AMENDMENT NUMBER TWO TO DEED OF TRUST, SECURITY AGREEMENT AND ASSIGNMENT OF PERMITS AND CONTRACT RIGHTS, LEASES AND RENTS ("Amendment") is made as of this 14th day of September, 1995, between CRYSTAL MOUNTAIN, INC., a Washington corporation ("Grantor"), and SEATTLE-FIRST NATIONAL BANK, a national banking association ("Beneficiary").

         WHEREAS, Beneficiary and Grantor entered into a First Amended and Restated Loan Agreement dated as of October 5, 1990 (the "Prior Loan Agreement"), pursuant to which Beneficiary agreed to make certain revolving credit and term loans to Grantor; and

         WHEREAS, Grantor executed a Deed of Trust, Security Agreement and Assignment of Permits and Contract Rights, Leases and Rents dated June 15, 1988 and recorded on June 28, 1988 under Pierce County Auditor's Number 8806280189, to DWTR&J Corp. as Trustee for the benefit of Beneficiary, as amended by that certain Amendment Number One to Deed of Trust, Security Agreement and Assignment of Permits and Contract Rights, Leases and Rents dated as of October 5, 1990 and recorded on _________, 1990 under Pierce County Auditor's Number ______________ (as amended, the "Deed of Trust"); and

         WHEREAS, Beneficiary and Grantor have agreed to amend and restate the Prior Loan Agreement pursuant to the terms of that certain Second Amended and Restated Loan Agreement dated as of the date hereof (as the same may be amended from time to time, the "Loan Agreement"); and

         WHEREAS, the parties hereto desire to amend the Deed of Trust by (a) modifying the terms thereof to such extent as may be provided below, and (b) expressly recognizing and affirming the continuing effectiveness and priority of the lien of the Deed of Trust, as amended hereby, as to the sums owing thereunder.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

         1. AMENDMENT TO DEED OF TRUST. The description of "Obligations Secured" set forth in subparagraph (a) of Section 1 of the Deed of Trust is hereby deleted and the following paragraph is substituted in its stead:

                  (a) Payment of the sum of $7,000,000 with interest thereon under the Loan Commitment (as such Loan Commitment is defined in the Loan Agreement described below) according to the terms of the Second Amended and Restated Loan Agreement dated as of the 14th day of September, 1995, between Grantor and Beneficiary (as the same may be amended from time to time, the "Loan Agreement") and the Note executed by Grantor in the form of Exhibit A to the Loan Agreement, payable to Beneficiary (the "Note," which term shall include all loan agreements and notes evidencing the indebtedness secured by this Deed of Trust and all replacements, renewals, modifications or extensions thereof);

         2. AFFIRMATION OF SECURITY. The Deed of Trust, as amended by this Amendment, is incorporated herein in its entirety by this reference, and Grantor and Beneficiary jointly affirm and agree that the Deed of Trust, as amended, secures the full performance of each and every obligation to be secured thereby as described in the Loan Agreement and continues to be effective as, and to constitute, a lien on the property described in the Deed of Trust to the full extent of all obligations secured thereby.

         3. REMAINING TERMS AND CONDITIONS UNCHANGED; AMENDMENT CONTROLS. Except as expressly modified by the terms of this Amendment, all the terms and conditions of the Deed of Trust shall remain in full force and effect and Grantor expressly reaffirms and ratifies its obligations thereunder. To the extent there is any conflict between the provisions of the Deed of Trust and the provisions of this Amendment, the terms of this Amendment shall control.

         4. ACCESS TO LOAN AGREEMENT. A true and correct copy of the Loan Agreement is maintained by the Beneficiary at the address set forth below the Beneficiary's signature.

         5. COUNTERPARTS. This Amendment or the signature pages and acknowledgments, may be executed in any number of counterparts for the convenience of the parties, all of which, when taken together and after execution by all parties hereto, shall constitute one and the same Amendment.

         EXECUTED by Grantor and Beneficiary as of the day and year first above written.

                         GRANTOR: CRYSTAL MOUNTAIN, INC.
                                  P.O. Box 1
                                  Crystal Mountain, WA 98022

                                  By
                                     ---------------------------------------
                                        Its
                                            --------------------------------
                                  By
                                     ---------------------------------------
                                        Its
                                            --------------------------------

                     BENEFICIARY: SEATTLE-FIRST NATIONAL BANK
                                  Tacoma Seafirst Financial Center
                                  950 Pacific Avenue, 5th Floor
                                  Tacoma, WA 98402

                                  By
                                     ---------------------------------------
                                        Its
                                            --------------------------------

STATE OF WASHINGTON )
                    )  ss.
COUNTY OF ______    )

         On this___________ day of___________ , 1995, before me, a Notary Public in and for the State of Washington, personally appeared ___________ and___________ , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed this instrument, on oath stated that they were authorized to execute the instrument, and acknowledged it as the___________and___________ , respectively, of CRYSTAL MOUNTAIN, INC. to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

                                       ______________________________________
                                       NOTARY PUBLIC in and for the State
                                       of Washington, residing at ___________
                                       My appointment expires _______________
                                       Print Name: __________________________

STATE OF WASHINGTON )
                    )  ss.
COUNTY OF _______   )

         On this _____ day of _______________, 1995, before me, a Notary Public in and for the State of Washington, personally appeared ___________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the___________of SEATTLE-FIRST NATIONAL BANK to be the free and voluntary act and deed of said national banking association for the uses and purposes mentioned in the instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.


                                        ______________________________________

                                       NOTARY PUBLIC in and for the State
                                       of Washington, residing at ____________
                                       My appointment expires ________________
                                       Print Name: ___________________________

                                    EXHIBIT C

                   AMENDMENT NUMBER TWO TO SECURITY AGREEMENT

         THIS AMENDMENT NUMBER TWO TO SECURITY AGREEMENT ("Amendment") is made as of this 14th day of September, 1995, by CRYSTAL MOUNTAIN, INC., a Washington corporation ("Borrower"), in favor of SEATTLE-FIRST NATIONAL BANK, a national banking association ("Lender").

         WHEREAS, Lender and Borrower have entered into a First Amended and Restated Loan Agreement dated as of October 5, 1990 (the "Prior Loan Agreement"), pursuant to which Lender agreed to make certain revolving credit and term loans to Borrower; and

         WHEREAS, Borrower executed a Security Agreement dated June 15, 1988, in favor of Lender, as amended by that certain Amendment Number One to Security Agreement dated as of October 5, 1990 (as amended, the "Security Agreement"); and

         WHEREAS, Lender and Borrower have agreed to amend and restate the Prior Loan Agreement pursuant to the terms of that certain Second Amended and Restated Loan Agreement dated as of the date hereof (as the same may be amended from time to time, the "Loan Agreement"); and

         WHEREAS, in order to reflect the changes embodied in the Loan Agreement, Borrower and Lender now wish to amend the terms of the Security Agreement.

         NOW, THEREFORE, Borrower hereby agrees to the following amendments to the Security Agreement:

         1. AMENDMENT TO SECURITY AGREEMENT. The final paragraph on page 2 of the Security Agreement is hereby deleted and the following paragraph is substituted in its stead:

                  THIS SECURITY INTEREST is given to secure the payment to Lender when due of all amounts now due or which may become due to Lender from Borrower under (a) that certain Second Amended and Restated Loan Agreement dated as of the 14th day of September, 1995, between the Lender and the Borrower (as the same shall be amended from time to time, herein called the "Loan Agreement"), or (b) the Note (in the form attached as Exhibit A to the Loan Agreement) as the same may be amended, renewed or extended from time to time; or (c) this Security Agreement or any other document or agreement contemplated by the Loan Agreement; and to secure the Borrower's full and timely performance and observance of all covenants and conditions contained in this Security Agreement, the Loan Agreement, and the Note (all such amounts and obligations are collectively hereinafter called the "Secured Obligations").

         2. REMAINING TERMS AND CONDITIONS UNCHANGED; AMENDMENT CONTROLS. Except as expressly modified by the terms of this Amendment, all the terms and conditions of the Security Agreement shall remain in full force and effect and Borrower expressly reaffirms and ratifies its obligations thereunder. To the extent there is any conflict between the provisions of the Security Agreement and the provisions of this Amendment, the terms of this Amendment shall control.

         3. COUNTERPARTS. This Amendment or the signature pages and acknowledgments, may be executed in any number of counterparts for the convenience of the parties, all of which, when taken together and after execution by all parties hereto, shall constitute one and the same Amendment.

         EXECUTED by Borrower and Lender as of the date first set forth above.

         BORROWER:                       CRYSTAL MOUNTAIN, INC.

                                         By
                                            ----------------------------------
                                             Its
                                                 -----------------------------
                                         By
                                            ----------------------------------
                                             Its
                                                 -----------------------------
         LENDER:                         SEATTLE-FIRST NATIONAL BANK

                                         By
                                            ----------------------------------
                                             Its
                                                 -----------------------------

                                    EXHIBIT D

                             AMENDMENT NUMBER TWO TO
                    ASSIGNMENT IN TRUST OF SPECIAL USE PERMIT

         THIS AMENDMENT NUMBER ONE TO ASSIGNMENT IN TRUST OF SPECIAL USE PERMIT ("Amendment") is made as of this 14th day of September, 1995, by CRYSTAL MOUNTAIN, INC., a Washington corporation ("Assignor"), in favor of SEATTLE-FIRST NATIONAL BANK, a national banking association ("Assignee").

         WHEREAS, Assignor and Assignee have entered into a First Amended and Restated Loan Agreement dated as of October 5, 1990 (the "Prior Loan Agreement") pursuant to which Assignee agreed to make certain revolving credit and term loans to Assignor; and

         WHEREAS, Assignor has executed an Assignment in Trust dated June 10, 1988, assigning to Assignee all of its interests and rights under and by virtue of that certain Special Use Permit No. 8509120389 issued to the Assignor on April 9, 1962 by the White River Ranger District, Snoqualmie National Forest, State of Washington, acting for the U.S. Department of Agriculture, Forest Service, as amended by that certain Amendment Number One to Assignment in Trust of Special Use Permit dated as of October 5, 1990 (as amended, the "Assignment in Trust"); and

         WHEREAS, Assignor and Assignee have obtained the written consent of the U.S. Department of Agriculture, Forest Service, to the Assignment in Trust; and

         WHEREAS, Assignor and Assignee have agreed to amend and restate the Prior Loan Agreement pursuant to the terms of that certain Second Amended and Restated Loan Agreement dated as of the date hereof (as the same may be amended from time to time, the "Loan Agreement"); and

         WHEREAS, in order to reflect the changes embodied in the Loan Agreement, Assignor and Assignee now wish to amend the terms of the Assignment in Trust.

         NOW, THEREFORE, Assignor hereby agrees as follows:

         1. AMENDMENT TO ASSIGNMENT IN TRUST. The first sentence of the second paragraph of the Assignment in Trust is hereby deleted and the following sentence is substituted in its stead:

                  The assignment is made in trust for the repayment of that certain indebtedness payable by Assignor to Assignee in a total aggregate amount not to exceed $7,000,000, as evidenced by and in accordance with the terms of that certain Second Amended and Restated Loan Agreement, dated as of September 14, 1995, (as the same may be amended from time to time, the "Loan Agreement") executed by Assignor in favor of Assignee; and it is understood that Assignee shall not be liable for nor have any responsibility for the performance of any of the obligations undertaken, made, or assumed by Assignor under said Special Use Permit so long as Assignee has not entered into actual possession of Assignor's interests and rights under said Special Use Permit, and until such time, Assignor shall remain fully responsible and liable for the performance of any and all obligations under said Special Use Permit, and Assignor hereby agrees to fully conform and comply with all such obligations of said Special Use Permit so long as any of the indebtedness secured by this assignment remains outstanding.

         2. REMAINING TERMS AND CONDITIONS UNCHANGED; AMENDMENT CONTROLS. Except as expressly modified by the terms of this Amendment, all the terms and conditions of the Assignment in Trust shall remain in full force and effect and Assignor expressly reaffirms and ratifies its obligations thereunder. To the extent there is any conflict between the provisions of the Assignment in Trust and the provisions of this Amendment, the terms of this Amendment shall control.

         3. COUNTERPARTS. This Amendment or the signature pages and acknowledgments, may be executed in any number of counterparts for the convenience of the parties, all of which, when taken together and after execution by all parties hereto, shall constitute one and the same Amendment.

         EXECUTED by Assignor and Assignee and Lender as of the date first set forth above.

         ASSIGNOR:                       CRYSTAL MOUNTAIN, INC.

                                         By
                                            ----------------------------------
                                             Its
                                                 -----------------------------
                                         By
                                            ----------------------------------
                                             Its
                                                 -----------------------------

         ASSIGNEE:                       SEATTLE-FIRST NATIONAL BANK

                                         By
                                            ----------------------------------
                                             Its
                                                 -----------------------------

                         CONSENT TO AMENDMENT NUMBER TWO
                             TO ASSIGNMENT IN TRUST

         Reference is made to that certain Special Use Permit No. 8509120389 issued to Crystal Mountain, Inc. on April 9, 1962 by the White River Ranger District, Snoqualmie National Forest, State of Washington, acting for the U.S. Department of Agriculture, Forest Service (the "Special Use Permit"). Reference is further made to that certain Assignment in Trust dated June 10, 1988, pursuant to which Crystal Mountain, Inc. assigned to Seattle-First National Bank all of its interests and rights under and by virtue of the Special Use Permit (the "Assignment in Trust").

         The United States of America, through the Forest Service, U.S. Department of Agriculture, reconfirms its consent to the Assignment in Trust and further consents to that certain Amendment Number Two to Assignment in Trust dated as of the 14th day of September, 1995, amending the terms of the Assignment in Trust, subject, however, to the following conditions: (a) the execution of this consent shall not be construed as a transfer of the Special Use Permit or as a release of Crystal Mountain, Inc. or its surety from their obligations to the United States under the Special Use Permit, and (b) the execution of this consent shall not give Seattle-First National Bank any authority for occupancy and use of National Forest Land under the Special Use Permit except as agent for the permittee.

         DATED this ____ day of ___________, 1995.

                             U.S. DEPARTMENT OF AGRICULTURE,
                             FOREST SERVICE


                             ____________________________________________

                                    EXHIBIT E

                      AMENDMENT NUMBER TWO TO ASSIGNMENT IN
                        TRUST OF TERM SPECIAL USE PERMIT

         THIS AMENDMENT NUMBER TWO TO ASSIGNMENT IN TRUST OF TERM SPECIAL USE PERMIT ("Amendment") is made as of this 14th day of September, 1995, by CRYSTAL MOUNTAIN, INC., a Washington corporation ("Assignor"), in favor of SEATTLE-FIRST NATIONAL BANK, a national banking association ("Assignee").

         WHEREAS, Assignor and Assignee have entered into a First Amended and Restated Loan Agreement dated as of October 5, 1990 (the "Prior Loan Agreement") pursuant to which Assignee agreed to make certain revolving credit and term loans to Assignor; and

         WHEREAS, Assignor has executed an Assignment in Trust dated June 10, 1988, assigning to Assignee all of its interests and rights under and by virtue of that certain Term Special Use Permit No. 8509120390 issued to the Assignor on April 6, 1962 by the White River Ranger District, Snoqualmie National Forest, State of Washington, acting for the U.S. Department of Agriculture, Forest Service, as amended by that certain Amendment Number One to Assignment in Trust of Term Special Use Permit dated as of October 5, 1990 (as amended, the "Assignment in Trust"); and

         WHEREAS, Assignor and Assignee have obtained the written consent of the U.S. Department of Agriculture, Forest Service, to the Assignment in Trust; and

         WHEREAS, Assignor and Assignee have agreed to amend and restate the Loan Agreement pursuant to the terms of that certain Second Amended and Restated Loan Agreement dated as of the date hereof (as the same may be amended from time to time, the "Loan Agreement"); and

         WHEREAS, in order to reflect the changes embodied in the Amended and Restated Loan Agreement, Assignor and Assignee now wish to amend the terms of the Assignment in Trust.

         NOW, THEREFORE, Assignor hereby agrees as follows:

         1. AMENDMENT TO ASSIGNMENT IN TRUST. The first sentence of the second paragraph of the Assignment in Trust is hereby deleted and the following sentence is substituted in its stead:

                  The assignment is made in trust for the repayment of that certain indebtedness payable by Assignor to Assignee in a total aggregate amount not to exceed $7,000,000, as evidenced by and in accordance with the terms of that certain Second Amended and Restated Loan Agreement, dated as of September 14, 1995 (as the same may be amended from time to time, the "Loan Agreement") executed by Assignor in favor of Assignee; and it is understood that Assignee shall not be liable for nor have any responsibility for the performance of any of the obligations undertaken, made, or assumed by Assignor under said Term Special Use Permit so long as Assignee has not entered into actual possession of Assignor's interests and rights under said Term Special Use Permit, and until such time, Assignor shall remain fully responsible and liable for the performance of any and all obligations under said Term Special Use Permit, and Assignor hereby agrees to fully conform and comply with all such obligations of said Term Special Use Permit so long as any of the indebtedness secured by this assignment remains outstanding.

         2. REMAINING TERMS AND CONDITIONS UNCHANGED; AMENDMENT CONTROLS. Except as expressly modified by the terms of this Amendment, all the terms and conditions of the Assignment in Trust shall remain in full force and effect and Assignor expressly reaffirms and ratifies its obligations thereunder. To the extent there is any conflict between the provisions of the Assignment in Trust and the provisions of this Amendment, the terms of this Amendment shall control.

         3. COUNTERPARTS. This Amendment or the signature pages and acknowledgments, may be executed in any number of counterparts for the convenience of the parties, all of which, when taken together and after execution by all parties hereto, shall constitute one and the same Amendment.

         EXECUTED by Assignor and Assignee and Lender as of the date first set forth above.

         ASSIGNOR:                       CRYSTAL MOUNTAIN, INC.

                                         By
                                             ---------------------------------
                                             Its
                                                  ----------------------------
                                         By
                                             ---------------------------------

                                             Its
                                                  ----------------------------
         ASSIGNEE:                       SEATTLE-FIRST NATIONAL BANK

                                         By
                                             ---------------------------------
                                             Its
                                                  ----------------------------

                         CONSENT TO AMENDMENT NUMBER TWO
                             TO ASSIGNMENT IN TRUST

         Reference is made to that certain Term Special Use Permit No. 8509120390 issued to Crystal Mountain, Inc. on April 6, 1962 by the White River Ranger District, Snoqualmie National Forest, State of Washington, acting for the U.S. Department of Agriculture, Forest Service (the "Term Special Use Permit"). Reference is further made to that certain Assignment in Trust dated June 10, 1988, pursuant to which Crystal Mountain, Inc. assigned to Seattle-First National Bank all of its interests and rights under and by virtue of the Term Special Use Permit (the "Assignment in Trust").

         The United States of America, through the Forest Service, U.S. Department of Agriculture, reconfirms its consent to the Assignment in Trust and further consents to that certain Amendment Number Two to Assignment in Trust dated as of the 14th day of September, 1995, amending the terms of the Assignment in Trust, subject, however, to the following conditions: (a) the execution of this consent shall not be construed as a transfer of the Term Special Use Permit or as a release of Crystal Mountain, Inc. or its surety from their obligations to the United States under the Term Special Use Permit, and
(b) the execution of this consent shall not give Seattle-First National Bank any authority for occupancy and use of National Forest Land under the Term Special Use Permit except as agent for the permittee.

         DATED this ____ day of ___________, 1995.

                             U.S. DEPARTMENT OF AGRICULTURE,
                             FOREST SERVICE


                             ________________________________________________

                                  EXHIBIT F

                         OPINION OF COUNSEL TO BORROWER

                       [On letterhead of LeSourd & Patten]

[Dated the date of September 14, 1995]

Seattle-First National Bank

Re:  Crystal Mountain, Inc. Loan Agreement

Dear Sirs:

         We have acted as counsel for Crystal Mountain, Inc. ("Borrower") in connection with the financing transactions contemplated by the Second Amended and Restated Loan Agreement dated as of September 14, 1995, (the "Loan Agreement") between Seattle-First National Bank, as Lender, and Borrower. Terms used and not otherwise defined herein have the meanings defined in the Loan Agreement.

         Execution of the following documents (collectively, the "Additional Loan Documents") is contemplated by the Loan Agreement.

         1.       The Loan Agreement;

         2.       The Note;

         3.       Amendment Number Two to Deed of Trust;

         4.       Amendment Number Two to Security Agreement; and

         5. Amendment Number Two to Assignment in Trust of Term Special Use Permit and Amendment Number Two to Assignment in Trust of Special Use Permit (collectively, the "Assignments in Trust").

         In connection with this opinion we have examined executed copies of the Loan Documents (including, without limitation, the Additional Loan Documents) and originals or copies of such other documents, corporate records, certificates and other statements of government officials, corporate officers and other representatives of the persons referred to herein, and such other instruments as we have considered necessary or appropriate for purposes of this opinion.

         Based upon our review of the foregoing and subject to the qualifications hereinafter stated, we advise you that in our opinion:

         1. Corporate Existence and Power. Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Washington, is qualified to do business in each other jurisdiction where the conduct of its business or the ownership of its properties requires such qualification, and has full corporate power, authority and legal right to carry on its business as presently conducted and to own and operate its properties and assets. Borrower has full corporate power, authority and legal right to execute and deliver the Additional Loan Documents and to perform all Loan Documents.

         2. Corporate Authorization. The execution and delivery by Borrower of the Additional Loan Documents and performance by Borrower of the Loan Documents, as amended by the Additional Loan Documents, and any borrowing thereunder have been duly authorized by all necessary corporate action of Borrower, do not require any shareholder approval or the approval or consent of any trustee or the holders of any Indebtedness of Borrower, except such as have been obtained (certified copies thereof having been delivered to the Agent), do not contravene any law, regulation, rule or order binding on them or their Articles of Incorporation or Bylaws and do not contravene the provisions of or constitute a default under any indenture, mortgage, contract or other agreement or instrument to which Borrower, is a party or by which Borrower or any of its properties may be bound or affected.

         3. Government Approvals, Etc. No Government Approval or filing or registration with any Governmental Authority is required for the making and performance by Borrower of any Loan Document, except such as have been heretofore obtained and are in full force and effect (certified copies thereof having been delivered to Lender).

         4. Binding Obligations, Etc. The Loan Documents have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         5. Litigation. There are no actions, proceedings, investigations, or claims against or affecting Borrower now pending before any court, arbitrator or Governmental Authority which if determined adversely to Borrower would be likely to have a material adverse effect on the financial condition or operations of Borrower or to result in a judgment or order against Borrower (in excess of insurance coverage) for more than $200,000 in any one case.

         6. Title and Liens. The Deed of Trust, Security Agreement and Assignments in Trust create a valid security interest and lien in all property of Borrower, all as security for all of Borrower's obligations to Lender in respect of the Loan Commitment.

         7. Federal Reserve Regulations. To the best of our knowledge, Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Federal Reserve Regulation U).

         The opinions expressed above are subject to the following qualifications:

         A. In rendering the foregoing opinions, we have relied upon certificates from governmental agencies and responsible corporate officers of Borrower as to questions of fact to the extent we have deemed such reliance proper.

         B. The enforceability of the obligations of Borrower under the Loan Documents is subject to any applicable bankruptcy, insolvency or any similar laws affecting creditors' rights generally and to general principles of equity (whether asserted in an action in equity or at law).

         C. We express no opinion as to the laws of any jurisdiction other than the State of Washington and the federal laws of the United States.

                                                     Very truly yours,

                                                     [signature of counsel for
                                                     Borrower]

                                    EXHIBIT G

                              INTEREST RATE NOTICE

To:      Seattle-First National Bank
         Tacoma Seafirst Financial Center
         Tacoma, WA

INTEREST RATE NOTICE

         Rate Requested:   Adjusted LIBOR

         Applicable Interest Period:

                  1 month / /  2 months / /  3 months / / 6 months / /

         Requested first date of Interest Period:  _______________

         Amount to be converted:  __________________________

                  (amount must be not less than $____________________ and must be an integral multiple of

                  $------------------)


                  Borrower hereby represents and warrants to Lenders that as of the date hereof (a) the statements set forth in Article V of the Loan Agreement are true and correct (subject to any waivers of the terms thereof then in effect in accordance with the terms of this Agreement); and (b) no Default or Event of Default (as defined in the Loan Agreement) has occurred and is continuing or will result from disbursement of the requested loan.

         DATED as of the ______ day of ______________, ______.

         CRYSTAL MOUNTAIN, INC., a Washington corporation,

         By                                 By
            -------------------------           -------------------------
         Its Authorized Signer              Its Authorized Signer

WHEN RECORDED, RETURN TO:

Davis Wright Tremaine
Attn:  Ms. Christine A. McCabe
2600 Century Square
1501 Fourth Avenue
Seattle, WA  98101

===============================================================================

                             AMENDMENT NUMBER TWO TO
                        DEED OF TRUST, SECURITY AGREEMENT
                 AND ASSIGNMENT OF PERMITS AND CONTRACT RIGHTS,
                                LEASES AND RENTS

         THIS AMENDMENT NUMBER TWO TO DEED OF TRUST, SECURITY AGREEMENT AND ASSIGNMENT OF PERMITS AND CONTRACT RIGHTS, LEASES AND RENTS ("Amendment") is made as of this 14th day of September, 1995, between CRYSTAL MOUNTAIN, INC., a Washington corporation ("Grantor"), and SEATTLE-FIRST NATIONAL BANK, a national banking association ("Beneficiary").

         WHEREAS, Beneficiary and Grantor entered into a First Amended and Restated Loan Agreement dated as of October 5, 1990 (the "Prior Loan Agreement"), pursuant to which Beneficiary agreed to make certain revolving credit and term loans to Grantor; and

         WHEREAS, Grantor executed a Deed of Trust, Security Agreement and Assignment of Permits and Contract Rights, Leases and Rents dated June 15, 1988 and recorded on June 28, 1988 under Pierce County Auditor's Number 8806280189, to DWTR&J Corp. as Trustee for the benefit of Beneficiary, as amended by that certain Amendment Number One to Deed of Trust, Security Agreement and Assignment of Permits and Contract Rights, Leases and Rents dated as of October 5, 1990 and recorded on October 25, 1990 under Pierce County Auditor's Number 901025011 (as amended, the "Deed of Trust"); and

         WHEREAS, Beneficiary and Grantor have agreed to amend and restate the Prior Loan Agreement pursuant to the terms of that certain Second Amended and Restated Loan Agreement dated as of the date hereof (as the same may be amended from time to time, the "Loan Agreement"); and

         WHEREAS, the parties hereto desire to amend the Deed of Trust by (a) modifying the terms thereof to such extent as may be provided below, and (b) expressly recognizing and affirming the continuing effectiveness and priority of the lien of the Deed of Trust, as amended hereby, as to the sums owing thereunder.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

         1. AMENDMENT TO DEED OF TRUST. The description of "Obligations Secured" set forth in subparagraph (a) of Section 1 of the Deed of Trust is hereby deleted and the following paragraph is substituted in its stead:

                  (a) Payment of the sum of $7,000,000 with interest thereon under the Loan Commitment (as such Loan Commitment is defined in the Loan Agreement described below) according to the terms of the Second Amended and Restated Loan Agreement dated as of the 14th day of September, 1995, between Grantor and Beneficiary (as the same may be amended from time to time, the "Loan Agreement") and the Note executed by Grantor in the form of Exhibit A to the Loan Agreement, payable to Beneficiary (the "Note," which term shall include all loan agreements and notes evidencing the indebtedness secured by this Deed of Trust and all replacements, renewals, modifications or extensions thereof);

         2. AFFIRMATION OF SECURITY. The Deed of Trust, as amended by this Amendment, is incorporated herein in its entirety by this reference, and Grantor and Beneficiary jointly affirm and agree that the Deed of Trust, as amended, secures the full performance of each and every obligation to be secured thereby as described in the Loan Agreement and continues to be effective as, and to constitute, a lien on the property described in the Deed of Trust to the full extent of all obligations secured thereby.

         3. REMAINING TERMS AND CONDITIONS UNCHANGED; AMENDMENT CONTROLS. Except as expressly modified by the terms of this Amendment, all the terms and conditions of the Deed of Trust shall remain in full force and effect and Grantor expressly reaffirms and ratifies its obligations thereunder. To the extent there is any conflict between the provisions of the Deed of Trust and the provisions of this Amendment, the terms of this Amendment shall control.

         4. ACCESS TO LOAN AGREEMENT. A true and correct copy of the Loan Agreement is maintained by the Beneficiary at the address set forth below the Beneficiary's signature.

         5. COUNTERPARTS. This Amendment or the signature pages and acknowledgments, may be executed in any number of counterparts for the convenience of the parties, all of which, when taken together and after execution by all parties hereto, shall constitute one and the same Amendment.

         EXECUTED by Grantor and Beneficiary as of the day and year first above written.

                         GRANTOR:   CRYSTAL MOUNTAIN, INC.
                                    P.O. Box 1
                                    Crystal Mountain, WA 98022

                                    By
                                       -------------------------------------
                                       Its
                                           ---------------------------------

                                    By
                                       -------------------------------------
                                       Its
                                           ---------------------------------

                     BENEFICIARY:   SEATTLE-FIRST NATIONAL BANK
                                    Tacoma Seafirst Financial Center
                                    950 Pacific Avenue, 5th Floor
                                    Tacoma, WA 98402

                                    By
                                       -------------------------------------
                                       Its
                                           ---------------------------------

STATE OF WASHINGTON )
                    )  ss.
COUNTY OF ______    )

         On this ______ day of _____________, 1995, before me, a Notary Public in and for the State of Washington, personally appeared_____________ and_____________ , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed this instrument, on oath stated that they were authorized to execute the instrument, and acknowledged it as the _____________and_____________ , respectively, of CRYSTAL MOUNTAIN, INC. to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

                                        __________________________________
                                        NOTARY PUBLIC in and for the State
                                        of Washington, residing at
                                        My appointment expires
                                        Print Name:

STATE OF WASHINGTON )
                    )  ss.
COUNTY OF _______   )

         On this _____ day of _______________, 1995, before me, a Notary Public in and for the State of Washington, personally appeared_____________ , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the_____________ of SEATTLE-FIRST NATIONAL BANK to be the free and voluntary act and deed of said national banking association for the uses and purposes mentioned in the instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

                                        __________________________________
                                        NOTARY PUBLIC in and for the State
                                        of Washington, residing at

                                      My appointment expires __________________
                                      Print Name: _____________________________

                   AMENDMENT NUMBER TWO TO SECURITY AGREEMENT

         THIS AMENDMENT NUMBER TWO TO SECURITY AGREEMENT ("Amendment") is made as of this 14th day of September, 1995, by CRYSTAL MOUNTAIN, INC., a Washington corporation ("Borrower"), in favor of SEATTLE-FIRST NATIONAL BANK, a national banking association ("Lender").

         WHEREAS, Lender and Borrower have entered into a First Amended and Restated Loan Agreement dated as of October 5, 1990 (the "Prior Loan Agreement"), pursuant to which Lender agreed to make certain revolving credit and term loans to Borrower; and

         WHEREAS, Borrower executed a Security Agreement dated June 15, 1988, in favor of Lender, as amended by that certain Amendment Number One to Security Agreement dated as of October 5, 1990 (as amended, the "Security Agreement"); and

         WHEREAS, Lender and Borrower have agreed to amend and restate the Prior Loan Agreement pursuant to the terms of that certain Second Amended and Restated Loan Agreement dated as of the date hereof (as the same may be amended from time to time, the "Loan Agreement"); and

         WHEREAS, in order to reflect the changes embodied in the Loan Agreement, Borrower and Lender now wish to amend the terms of the Security Agreement.

         NOW, THEREFORE, Borrower hereby agrees to the following amendments to the Security Agreement:

         1. AMENDMENT TO SECURITY AGREEMENT. The final paragraph on page 2 of the Security Agreement is hereby deleted and the following paragraph is substituted in its stead:

                  THIS SECURITY INTEREST is given to secure the payment to Lender when due of all amounts now due or which may become due to Lender from Borrower under (a) that certain Second Amended and Restated Loan Agreement dated as of the 14th day of September, 1995, between the Lender and the Borrower (as the same shall be amended from time to time, herein called the "Loan Agreement"), or (b) the Note (in the form attached as Exhibit A to the Loan Agreement) as the same may be amended, renewed or extended from time to time; or (c) this Security Agreement or any other document or agreement contemplated by the Loan Agreement; and to secure the Borrower's full and timely performance and observance of all covenants and conditions contained in this Security
         Agreement, the Loan Agreement, and the Note (all such amounts and obligations are collectively hereinafter called the "Secured Obligations").

         2. REMAINING TERMS AND CONDITIONS UNCHANGED; AMENDMENT CONTROLS. Except as expressly modified by the terms of this Amendment, all the terms and conditions of the Security Agreement shall remain in full force and effect and Borrower expressly reaffirms and ratifies its obligations thereunder. To the extent there is any conflict between the provisions of the Security Agreement and the provisions of this Amendment, the terms of this Amendment shall control.

         3. COUNTERPARTS. This Amendment or the signature pages and acknowledgments, may be executed in any number of counterparts for the convenience of the parties, all of which, when taken together and after execution by all parties hereto, shall constitute one and the same Amendment.

         EXECUTED by Borrower and Lender as of the date first set forth above.

         BORROWER:                     CRYSTAL MOUNTAIN, INC.

                                       By
                                          ___________________________________
                                            Its
                                                _____________________________
                                       By
                                          ___________________________________
                                            Its
                                                _____________________________


         LENDER:                            SEATTLE-FIRST NATIONAL BANK

                                       By
                                          ___________________________________
                                            Its
                                                _____________________________

                             AMENDMENT NUMBER TWO TO
                    ASSIGNMENT IN TRUST OF SPECIAL USE PERMIT

         THIS AMENDMENT NUMBER ONE TO ASSIGNMENT IN TRUST OF SPECIAL USE PERMIT ("Amendment") is made as of this 14th day of September, 1995, by CRYSTAL MOUNTAIN, INC., a Washington corporation ("Assignor"), in favor of SEATTLE-FIRST NATIONAL BANK, a national banking association ("Assignee").

         WHEREAS, Assignor and Assignee have entered into a First Amended and Restated Loan Agreement dated as of October 5, 1990 (the "Prior Loan Agreement") pursuant to which Assignee agreed to make certain revolving credit and term loans to Assignor; and

         WHEREAS, Assignor has executed an Assignment in Trust dated June 10, 1988, assigning to Assignee all of its interests and rights under and by virtue of that certain Special Use Permit No. 8509120389 issued to the Assignor on April 9, 1962 by the White River Ranger District, Snoqualmie National Forest, State of Washington, acting for the U.S. Department of Agriculture, Forest Service, as amended by that certain Amendment Number One to Assignment in Trust of Special Use Permit dated as of October 5, 1990 (as amended, the "Assignment in Trust"); and

         WHEREAS, Assignor and Assignee have obtained the written consent of the U.S. Department of Agriculture, Forest Service, to the Assignment in Trust; and

         WHEREAS, Assignor and Assignee have agreed to amend and restate the Prior Loan Agreement pursuant to the terms of that certain Second Amended and Restated Loan Agreement dated as of the date hereof (as the same may be amended from time to time, the "Loan Agreement"); and

         WHEREAS, in order to reflect the changes embodied in the Loan Agreement, Assignor and Assignee now wish to amend the terms of the Assignment in Trust.

         NOW, THEREFORE, Assignor hereby agrees as follows:

         1. AMENDMENT TO ASSIGNMENT IN TRUST. The first sentence of the second paragraph of the Assignment in Trust is hereby deleted and the following sentence is substituted in its stead:

                  The assignment is made in trust for the repayment of that certain indebtedness payable by Assignor to Assignee in a total aggregate amount not to exceed $7,000,000, as evidenced by and in accordance with the terms of that certain Second Amended and Restated Loan Agreement, dated as of September 14, 1995, (as the same may be amended from time to time, the "Loan Agreement") executed by Assignor in favor of Assignee; and it is understood that Assignee shall not be liable for nor have any responsibility for the performance of any of the obligations undertaken, made, or assumed by Assignor under said Special Use Permit so long as Assignee has not entered into actual possession of Assignor's interests and rights under said Special Use Permit, and until such time, Assignor shall remain fully responsible and liable for the performance of any and all obligations under said Special Use Permit, and Assignor hereby agrees to fully conform and comply with all such obligations of said Special Use Permit so long as any of the indebtedness secured by this assignment remains outstanding.

         2. REMAINING TERMS AND CONDITIONS UNCHANGED; AMENDMENT CONTROLS. Except as expressly modified by the terms of this Amendment, all the terms and conditions of the Assignment in Trust shall remain in full force and effect and Assignor expressly reaffirms and ratifies its obligations thereunder. To the extent there is any conflict between the provisions of the Assignment in Trust and the provisions of this Amendment, the terms of this Amendment shall control.

         3. COUNTERPARTS. This Amendment or the signature pages and acknowledgments, may be executed in any number of counterparts for the convenience of the parties, all of which, when taken together and after execution by all parties hereto, shall constitute one and the same Amendment.

         EXECUTED by Assignor and Assignee and Lender as of the date first set forth above.

         ASSIGNOR:                       CRYSTAL MOUNTAIN, INC.

                                         By
                                            _________________________________
                                            Its
                                                _____________________________
                                         By
                                            _________________________________
                                            Its
                                                _____________________________

         ASSIGNEE:                        SEATTLE-FIRST NATIONAL BANK

                                        By
                                           __________________________________
                                            Its
                                                _____________________________

                         CONSENT TO AMENDMENT NUMBER TWO
                             TO ASSIGNMENT IN TRUST

         Reference is made to that certain Special Use Permit No. 8509120389 issued to Crystal Mountain, Inc. on April 9, 1962 by the White River Ranger District, Snoqualmie National Forest, State of Washington, acting for the U.S. Department of Agriculture, Forest Service (the "Special Use Permit"). Reference is further made to that certain Assignment in Trust dated June 10, 1988, pursuant to which Crystal Mountain, Inc. assigned to Seattle-First National Bank all of its interests and rights under and by virtue of the Special Use Permit (the "Assignment in Trust").

         The United States of America, through the Forest Service, U.S. Department of Agriculture, reconfirms its consent to the Assignment in Trust and further consents to that certain Amendment Number Two to Assignment in Trust dated as of the 14th day of September, 1995, amending the terms of the Assignment in Trust, subject, however, to the following conditions: (a) the execution of this consent shall not be construed as a transfer of the Special Use Permit or as a release of Crystal Mountain, Inc. or its surety from their obligations to the United States under the Special Use Permit, and (b) the execution of this consent shall not give Seattle-First National Bank any authority for occupancy and use of National Forest Land under the Special Use Permit except as agent for the permittee.

         DATED this ____ day of ___________, 1995.

                             U.S. DEPARTMENT OF AGRICULTURE,
                             FOREST SERVICE


                     ____________________________________

                      AMENDMENT NUMBER TWO TO ASSIGNMENT IN
                        TRUST OF TERM SPECIAL USE PERMIT

         THIS AMENDMENT NUMBER TWO TO ASSIGNMENT IN TRUST OF TERM SPECIAL USE PERMIT ("Amendment") is made as of this 14th day of September, 1995, by CRYSTAL MOUNTAIN, INC., a Washington corporation ("Assignor"), in favor of SEATTLE-FIRST NATIONAL BANK, a national banking association ("Assignee").

         WHEREAS, Assignor and Assignee have entered into a First Amended and Restated Loan Agreement dated as of October 5, 1990 (the "Prior Loan Agreement") pursuant to which Assignee agreed to make certain revolving credit and term loans to Assignor; and

         WHEREAS, Assignor has executed an Assignment in Trust dated June 10, 1988, assigning to Assignee all of its interests and rights under and by virtue of that certain Term Special Use Permit No. 8509120390 issued to the Assignor on April 6, 1962 by the White River Ranger District, Snoqualmie National Forest, State of Washington, acting for the U.S. Department of Agriculture, Forest Service, as amended by that certain Amendment Number One to Assignment in Trust of Term Special Use Permit dated as of October 5, 1990 (as amended, the "Assignment in Trust"); and

         WHEREAS, Assignor and Assignee have obtained the written consent of the U.S. Department of Agriculture, Forest Service, to the Assignment in Trust; and

         WHEREAS, Assignor and Assignee have agreed to amend and restate the Loan Agreement pursuant to the terms of that certain Second Amended and Restated Loan Agreement dated as of the date hereof (as the same may be amended from time to time, the "Loan Agreement"); and

         WHEREAS, in order to reflect the changes embodied in the Amended and Restated Loan Agreement, Assignor and Assignee now wish to amend the terms of the Assignment in Trust.

         NOW, THEREFORE, Assignor hereby agrees as follows:

         1. AMENDMENT TO ASSIGNMENT IN TRUST. The first sentence of the second paragraph of the Assignment in Trust is hereby deleted and the following sentence is substituted in its stead:

                  The assignment is made in trust for the repayment of that certain indebtedness payable by Assignor to Assignee in a total aggregate amount not to exceed $7,000,000, as evidenced by and in accordance with the terms of that certain Second Amended and Restated Loan Agreement, dated as of September 14, 1995 (as the same may be amended from time to time, the "Loan Agreement") executed by Assignor in favor of Assignee; and it is understood that Assignee shall not be liable for nor have any responsibility for the performance of any of the obligations undertaken, made, or assumed by Assignor under said Term Special Use Permit so long as Assignee has not entered into actual possession of Assignor's interests and rights under said Term Special Use Permit, and until such time, Assignor shall remain fully responsible and liable for the performance of any and all obligations under said Term Special Use Permit, and Assignor hereby agrees to fully conform and comply with all such obligations of said Term Special Use Permit so long as any of the indebtedness secured by this assignment remains outstanding.

         2. REMAINING TERMS AND CONDITIONS UNCHANGED; AMENDMENT CONTROLS. Except as expressly modified by the terms of this Amendment, all the terms and conditions of the Assignment in Trust shall remain in full force and effect and Assignor expressly reaffirms and ratifies its obligations thereunder. To the extent there is any conflict between the provisions of the Assignment in Trust and the provisions of this Amendment, the terms of this Amendment shall control.

         3. COUNTERPARTS. This Amendment or the signature pages and acknowledgments, may be executed in any number of counterparts for the convenience of the parties, all of which, when taken together and after execution by all parties hereto, shall constitute one and the same Amendment.

         EXECUTED by Assignor and Assignee and Lender as of the date first set forth above.

         ASSIGNOR:                     CRYSTAL MOUNTAIN, INC.

                                       By
                                          ____________________________________
                                            Its
                                                ______________________________

                                       By
                                          ____________________________________
                                            Its
                                                ______________________________

         ASSIGNEE:                     SEATTLE-FIRST NATIONAL BANK

                                       By
                                          ____________________________________
                                            Its
                                                ______________________________

                         CONSENT TO AMENDMENT NUMBER TWO
                             TO ASSIGNMENT IN TRUST

         Reference is made to that certain Term Special Use Permit No. 8509120390 issued to Crystal Mountain, Inc. on April 6, 1962 by the White River Ranger District, Snoqualmie National Forest, State of Washington, acting for the U.S. Department of Agriculture, Forest Service (the "Term Special Use Permit"). Reference is further made to that certain Assignment in Trust dated June 10, 1988, pursuant to which Crystal Mountain, Inc. assigned to Seattle-First National Bank all of its interests and rights under and by virtue of the Term Special Use Permit (the "Assignment in Trust").

         The United States of America, through the Forest Service, U.S. Department of Agriculture, reconfirms its consent to the Assignment in Trust and further consents to that certain Amendment Number Two to Assignment in Trust dated as of the 14th day of September, 1995, amending the terms of the Assignment in Trust, subject, however, to the following conditions: (a) the execution of this consent shall not be construed as a transfer of the Term Special Use Permit or as a release of Crystal Mountain, Inc. or its surety from their obligations to the United States under the Term Special Use Permit, and
(b) the execution of this consent shall not give Seattle-First National Bank any authority for occupancy and use of National Forest Land under the Term Special Use Permit except as agent for the permittee.

         DATED this ____ day of ___________, 1995.

                             U.S. DEPARTMENT OF AGRICULTURE,
                             FOREST SERVICE

                    _____________________________________

                                        4